                                                                   Exhibit 10.19

                          SALE AND SERVICING AGREEMENT

                                      among

                          OPTION ONE OWNER TRUST 2005-8
                                    as Issuer

                                       and

                      OPTION ONE LOAN WAREHOUSE CORPORATION
                                  as Depositor

                                       and

                         OPTION ONE MORTGAGE CORPORATION
                         as Loan Originator and Servicer

                                       and

                             WELLS FARGO BANK, N.A.
                              as Indenture Trustee

                           Dated as of October 1, 2005

                          OPTION ONE OWNER TRUST 2005-8
                              MORTGAGE-BACKED NOTES

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I DEFINITIONS                                                         6
   Section 1.01  Definitions ............................................     6
   Section 1.02  Other Definitional Provisions ..........................    31

ARTICLE II CONVEYANCE OF THE TRUST ESTATE; ADDITIONAL NOTE PRINCIPAL
           BALANCES                                                          32
   Section 2.01  Conveyance of the Trust Estate; Additional Note
                 Principal Balances .....................................    32
   Section 2.02  Ownership and Possession of Loan Files .................    34
   Section 2.03  Books and Records; Intention of the Parties ............    34
   Section 2.04  Delivery of Loan Documents .............................    35
   Section 2.05  Acceptance by the Indenture Trustee of the Loans;
                 Certain Substitutions and Repurchases; Certification by
                 the Custodian ..........................................    35
   Section 2.06  Conditions to Transfer .................................    37
   Section 2.07  Termination of Revolving Period ........................    39
   Section 2.08  Correction of Errors ...................................    40

ARTICLE III REPRESENTATIONS AND WARRANTIES                                   40
   Section 3.01  Representations and Warranties of the Depositor ........    40
   Section 3.02  Representations and Warranties of the Loan Originator ..    43
   Section 3.03  Representations, Warranties and Covenants of the
                 Servicer ...............................................    45
   Section 3.04  Reserved ...............................................    48
   Section 3.05  Representations and Warranties Regarding Loans .........    48
   Section 3.06  Purchase and Substitution ..............................    48
   Section 3.07  Dispositions ...........................................    50
   Section 3.08  Loan Originator Put; Servicer Call .....................    53
   Section 3.09  Modification of Underwriting Guidelines ................    54

ARTICLE IV ADMINISTRATION AND SERVICING OF THE LOANS                         54
   Section 4.01  Servicer's Servicing Obligations .......................    54
   Section 4.02  Financial Statements ...................................    54

ARTICLE V ESTABLISHMENT OF TRUST ACCOUNTS; TRANSFER OBLIGATION               55
   Section 5.01  Collection Account and Distribution Account ............    55
   Section 5.02  Payments to Securityholders ............................    59
   Section 5.03  Trust Accounts; Trust Account Property .................    60
   Section 5.04  Advance Account ........................................    62
   Section 5.05  Transfer Obligation Account ............................    63
   Section 5.06  Transfer Obligation ....................................    64


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
ARTICLE VI STATEMENTS AND REPORTS; SPECIFICATION OF TAX MATTERS              65
   Section 6.01  Statements .............................................    65
   Section 6.02  Specification of Certain Tax Matters ...................    68
   Section 6.03  Valuation of Loans, Hedge Value and Retained Securities
                 Value; Market Value Agent ..............................    68

ARTICLE VII HEDGING; FINANCIAL COVENANTS                                     69
   Section 7.01  Hedging Instruments ....................................    69
   Section 7.02  Financial Covenants ....................................    70

ARTICLE VIII THE SERVICER                                                    71
   Section 8.01  Indemnification; Third Party Claims ....................    71
   Section 8.02  Merger or Consolidation of the Servicer ................    73
   Section 8.03  Limitation on Liability of the Servicer and Others .....    73
   Section 8.04  Servicer Not to Resign; Assignment .....................    74
   Section 8.05  Relationship of Servicer to Issuer and the Indenture
                 Trustee ................................................    74
   Section 8.06  Servicer May Own Securities ............................    74
   Section 8.07  Indemnification of the Indenture Trustee and the
                 Noteholder Agent .......................................    75

ARTICLE IX SERVICER EVENTS OF DEFAULT                                        75
   Section 9.01  Servicer Events of Default .............................    75
   Section 9.02  Appointment of Successor ...............................    77
   Section 9.03  Waiver of Defaults .....................................    78
   Section 9.04  Accounting Upon Termination of Servicer ................    78

ARTICLE X TERMINATION; PUT OPTION                                            79
   Section 10.01 Termination ............................................    79
   Section 10.02 Optional Termination ...................................    79
   Section 10.03 Notice of Termination ..................................    80
   Section 10.04 Put Option .............................................    80

ARTICLE XI MISCELLANEOUS PROVISIONS                                          80
   Section 11.01 Acts of Securityholders ................................    80
   Section 11.02 Amendment ..............................................    80
   Section 11.03 Recordation of Agreement ...............................    81
   Section 11.04 Duration of Agreement ..................................    81
   Section 11.05 Governing Law ..........................................    82
   Section 11.06 Notices ................................................    82
   Section 11.07 Severability of Provisions .............................    82
   Section 11.08 No Partnership .........................................    83
   Section 11.09 Counterparts ...........................................    83


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

   Section 11.10 Successors and Assigns .................................    83
   Section 11.11 Headings ...............................................    83
   Section 11.12 Actions of Securityholders .............................    83
   Section 11.13 Non-Petition Agreement .................................    84
   Section 11.14 Holders of the Securities ..............................    84
   Section 11.15 Due Diligence Fees, Due Diligence ......................    84
   Section 11.16 No Reliance ............................................    85
   Section 11.17 Confidential Information ...............................    86
   Section 11.18 Conflicts ..............................................    87
   Section 11.19 Limitation on Liability ................................    87
   Section 11.20 No Agency ..............................................    87


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

EXHIBITS

EXHIBIT A   Form of Notice of Additional Note Principal Balance
EXHIBIT B   Form of Servicer's Remittance Report to Indenture Trustee
EXHIBIT C   Form of S&SA Assignment
EXHIBIT D   Loan Schedule
EXHIBIT E   Representations and Warranties Regarding the Loans
EXHIBIT F   Servicing Addendum
EXHIBIT G   Capital Adequacy Test

                AMENDED AND RESTATED SALE AND SERVICING AGREEMENT

     This Sale and Servicing Agreement is entered into effective as of October 1, 2005, among OPTION ONE OWNER TRUST 2005-8, a Delaware statutory trust (the "Issuer" or the "Trust"), OPTION ONE LOAN WAREHOUSE CORPORATION, a Delaware corporation, as Depositor (in such capacity, the "Depositor"), OPTION ONE MORTGAGE CORPORATION, a California corporation ("Option One"), as Loan Originator (in such capacity, the "Loan Originator") and as Servicer (in such capacity, the "Servicer"), and WELLS FARGO BANK, N.A., a national banking association, as Indenture Trustee on behalf of the Noteholders (in such capacity, the "Indenture Trustee").

                                   WITNESSETH:

     In consideration of the mutual agreements herein contained, the Issuer, the Depositor, the Loan Originator, the Servicer and the Indenture Trustee hereby agree as follows for the benefit of each of them and for the benefit of the holders of the Securities:

                                    ARTICLE I
                                   DEFINITIONS

Section 1.01 Definitions.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations of interest described herein shall be made on the basis of a 360-day year and the actual number of days elapsed in each Accrual Period.

     Accepted Servicing Practices: The Servicer's normal servicing practices in servicing and administering similar mortgage loans for its own account, which in general will conform to the mortgage servicing practices of prudent mortgage lending institutions which service for their own account mortgage loans of the same type as the Loans in the jurisdictions in which the related Mortgaged Properties are located and will give due consideration to the Noteholders' reliance on the Servicer.

     Accrual Period: With respect to the Notes, the period commencing on and including the preceding Payment Date (or, in the case of the first Payment Date, the period commencing on and including the first Transfer Date (which first Transfer Date is the first date on which the Note Principal Balance is greater than zero)) and ending on the day preceding the related Payment Date.

     Act or Securities Act: The Securities Act of 1933, as amended.

     Additional LIBOR Margin: As defined in the Pricing Letter.

     Additional Note Principal Balance: With respect to each Transfer Date, the aggregate Sales Prices of all Loans conveyed on such date.

     Adjustment Date: With respect to each ARM, the date set forth in the related Promissory Note on which the Loan Interest Rate on such ARM is adjusted in accordance with the terms of the related Promissory Note.

     Administration Agreement: The Administration Agreement, dated as of October 1, 2005, between the Issuer and the Administrator.

     Administrator: Option One Mortgage Corporation, in its capacity as Administrator under the Administration Agreement.

     Advance Account: The account established and maintained pursuant to Section 5.04.

     Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Agreement, as the same may be amended and supplemented from time to time.

     ALTA: The American Land Title Association and its successors in interest.

     Appraised Value: With respect to any Loan, and the related Mortgaged Property, the lesser of:

     (i) the lesser of (a) the value thereof as determined by an appraisal made for the originator of the Loan at the time of origination of the Loan by an appraiser who met the minimum requirements of Fannie Mae or Freddie Mac and (b) the value thereof as determined by a review appraisal process which may include an automated appraisal consistent with the Underwriting policies and guidelines conducted by the Loan Originator in the event any such review appraisal determines an appraised value more than 10% lower than the value thereof, in the case of a Loan with a Loan-to-Value Ratio less than or equal to 80%, or more than 5% lower than the value thereof, in the case of a Loan with a Loan-to-Value Ratio greater than 80%, as determined by the appraisal referred to in clause
(i)(a) above; and

     (ii) the purchase price paid for the related Mortgaged Property by the Borrower with the proceeds of the Loan; provided, however, that in the case of a refinanced Loan (which is a Loan the proceeds of which were not used to purchase the related Mortgaged Property) or a Loan originated in connection with a "lease option purchase" if the "lease option purchase price" was set 12 months or more prior to origination, such value of the Mortgaged Property is based solely upon clause (i) above.

     ARM: Any Loan, the Loan Interest Rate with respect to which is subject to adjustment during the life of such Loan.

     Assignment: An LPA Assignment or S&SA Assignment.

     Assignment of Mortgage: With respect to any Loan, an assignment of the related Mortgage in blank or to Wells Fargo Bank, N.A., as custodian or trustee under the applicable custodial agreement or trust agreement, and notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the assignment and pledge of such Mortgage.

     Basic Documents: This Agreement, the Administration Agreement, the Custodial Agreement, the Indenture, the Loan Purchase and Contribution Agreement, the Master Disposition Confirmation Agreement, the Note Purchase Agreement, the Pricing Letter, the Trust Agreement, each Hedging Instrument, if any, and, as and when required to be executed and delivered, the Assignments.

     Borrower: The obligor or obligors on a Promissory Note.

     Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in New York City, California, Maryland, Minnesota, Pennsylvania, Delaware or in the city in which the corporate trust office of the Indenture Trustee is located or the city in which the Servicer's servicing operations are located are authorized or obligated by law or executive order to be closed.

     Certificateholder: A holder of a Trust Certificate.

     Change of Control: As defined in the Indenture.

     Clean-up Call Date: The first Payment Date occurring after the end of the Revolving Period and the date on which the Note Principal Balance declines to 10% or less of the aggregate Note Principal Balance as of the end of the Revolving Period.

     Closing Date: October 7, 2005.

     Code: The Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated by the United States Treasury thereunder.

     Collateral Percentage: As defined in the Pricing Letter.

     Collateral Value: As defined in the Pricing Letter.

     Collection Account: The account designated as such, established and maintained by the Servicer in accordance with Section 5.01(a)(1) hereof.

     Combined LTV or CLTV: With respect to any Second Lien Loan, the ratio of the outstanding Principal Balance on the related date of origination of (a) (i) such Loan plus (ii) the loan constituting the first lien, to (b) the lesser of
(x) the Appraised Value of the Mortgaged Property at origination or (y) if the Mortgaged Property was purchased within 12 months of the origination of the Loan, the purchase price of the Mortgaged Property, expressed as a percentage.

     Commission: The Securities and Exchange Commission.

     Convertible Loan: A Loan that by its terms and subject to certain conditions contained in the related Mortgage or Promissory Note allows the Borrower to convert the adjustable Loan Interest Rate on such Loan to a fixed Loan Interest Rate.

     Credit Score: With respect to each Borrower, the credit score for such Borrower from a nationally recognized credit repository; provided, however, in the event that a credit score for such Borrower was obtained from two repositories, the "Credit Score" shall be the lower of the two scores; provided, further, in the event that a credit score for such Borrower was obtained from three repositories, the "Credit Score" shall be the middle score of the three scores.

     Custodial Agreement: The custodial agreement dated as of October 1, 2005, among the Issuer, the Servicer, the Indenture Trustee and the Custodian, providing for the retention of the Custodial Loan Files by the Custodian on behalf of the Indenture Trustee.

     Custodial Loan File: As defined in the Custodial Agreement.

     Custodian: The custodian named in the Custodial Agreement, which custodian shall not be affiliated with the Servicer, the Loan Originator, the Depositor or any Subservicer. Wells Fargo Bank, N.A., a national banking association, shall be the initial Custodian pursuant to the terms of the Custodial Agreement.

     Custodian Fee: For any Payment Date, the fee payable to the Custodian on such Payment Date as set forth in the Custodian Fee Notice for such Payment Date, which fee shall be calculated in accordance with the separate fee letter between the Custodian and the Servicer.

     Custodian Fee Notice: For any Payment Date, the written notice provided by the Custodian to the Servicer and the Indenture Trustee pursuant to Section 6.01 hereof, which notice shall specify the amount of the Custodian Fee payable on such Payment Date.

     Daily Interest Accrual Amount: With respect to each day and the related Accrual Period, interest accrued at the Note Interest Rate with respect to such Accrual Period on the Note Principal Balance as of the preceding Business Day after giving effect to all changes to the Note Principal Balance on or prior to such preceding Business Day.

     Deemed Cured: With respect to the occurrence of a Performance Trigger or Rapid Amortization Trigger, when the condition that originally gave rise to the occurrence of such trigger has not continued for 20 consecutive days, or if the occurrence of such Performance Trigger or Rapid Amortization Trigger has been waived in writing by the Noteholder Agent.

     Default: Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

     Defaulted Loan: With respect to any Determination Date, any Loan, including, without limitation, any Liquidated Loan with respect to which any of the following has occurred as of the end of the related Remittance Period: (a) foreclosure or similar proceedings have been commenced; or (b) the Servicer or any Subservicer has determined in good faith and in accordance with the servicing standard set forth in Section 4.01 of the Servicing Addendum that such Loan is in default or imminent default.

     Deleted Loan: A Loan replaced or to be replaced by one or more Qualified Substitute Loans.

     Delinquent: A Loan is "Delinquent" if any Monthly Payment due thereon is not made by the close of business on the day such Monthly Payment is required to be paid. A Loan is "30 days Delinquent" if any Monthly Payment due thereon has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such Monthly Payment was required to be paid or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was required to be paid on the 31st day of such month), then on the last day of such immediately succeeding month. The determination of whether a Loan is "60 days Delinquent," "90 days Delinquent", etc., shall be made in like manner.

     Delivery: When used with respect to Trust Account Property means:

          (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-102(a)(47) of the UCC and are susceptible of physical delivery (except with respect to Trust Account Property consisting of certificated securities (as defined in Section 8-102(a)(4) of the UCC)), physical delivery to the Indenture Trustee or its custodian (or the related Securities Intermediary) endorsed to the Indenture Trustee or its custodian (or the related Securities Intermediary) or endorsed in blank (and if delivered and endorsed to the Securities Intermediary, by continuous credit thereof by book-entry to the related Trust Account);

          (b) with respect to a certificated security (i) delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or endorsed in blank to its custodian or the related Securities Intermediary and the making by such Securities Intermediary of appropriate entries in its records identifying such certificated securities as credited to the related Trust Account, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(a)(5) of the UCC) and the making by such clearing corporation of appropriate entries in its records crediting the securities account of the related Securities Intermediary by the amount of such certificated security and the making by such Securities Intermediary of appropriate entries in its records identifying such certificated securities as credited to the related Trust Account (all of the Trust Account Property described in Subsections (a) and (b), "Physical Property");

          and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian (or the related Securities Intermediary); and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

          (c) with respect to any security issued by the U.S. Treasury, Fannie Mae or Freddie Mac that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: the making by a Federal Reserve Bank of an appropriate entry crediting such Trust Account Property to an account of the related Securities Intermediary or the securities intermediary that is
(x) also a "participant" pursuant to applicable federal regulations and (y) is acting as securities intermediary on behalf of the Securities Intermediary with respect to such Trust Account Property; the making by such Securities Intermediary or securities intermediary of appropriate entries in its records crediting such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations and Articles 8 and 9 of the UCC to the related Trust Account; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

          (d) with respect to any item of Trust Account Property that is an uncertificated security (as defined in Section 8-102(a)(18) of the UCC) and that is not governed by clause(c) above, registration in the records of the issuer thereof in the name of the related Securities Intermediary, and the making by such Securities Intermediary of appropriate entries in its records crediting such uncertificated security to the related Trust Account.

     Designated Depository Institution: With respect to an Eligible Account, an institution whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the long-term deposits of which shall be rated A or better by S&P or A2 or better by Moody's and the short-term deposits of which shall be rated P-1 or better by Moody's and A-1 or better by S&P, unless otherwise approved in writing by the Noteholder Agent and which is any of the following: (A) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (B) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (C) a national banking association duly organized, validly existing and in good standing under the federal banking laws,
(D) a principal subsidiary of a bank holding company or (E) approved in writing by the Noteholder Agent and, in each case acting or designated by the Servicer as the depository institution for the Eligible Account; provided, however, that any such institution or association shall have combined capital, surplus and undivided profits of at least $50,000,000.

     Depositor: Option One Loan Warehouse Corporation, a Delaware corporation, and any successors thereto.

     Determination Date: With respect to any Payment Date occurring on the 10th day of a month, the last calendar day of the month immediately preceding the month of such Payment Date, and with respect to any other Payment Date, as mutually agreed by the Servicer and the Noteholders.

     Disposition: A Securitization, Whole Loan Sale transaction, or other disposition of Loans.

     Disposition Agent: Merrill Lynch Bank USA and its successors and assigns acting at the direction, and as agent, of the Majority Noteholders.

     Disposition Participant: As applicable, with respect to a Disposition, any "depositor" with respect to such Disposition, the Disposition Agent, the Majority Noteholders, the Issuer, the Servicer, the related trustee and the related custodian, any nationally recognized credit rating agency, the related underwriters, the related placement agent, the related credit enhancer, the related whole-loan purchaser, the related purchaser of securities and/or any other party necessary or, in the good faith belief of any of the foregoing, desirable to effect a Disposition.

     Disposition Proceeds: With respect to a Disposition, (x) the proceeds of the Disposition remitted to the Trust in respect of the Loans transferred on the date of and with respect to such Disposition, including without limitation, any cash and Retained Securities created in any related Securitization less all costs, fees and expenses incurred in connection with such Disposition, including, without limitation, all amounts deposited into any reserve accounts upon the closing thereof plus or minus (y) the net positive or net negative value of all Hedging Instruments terminated in connection with such Disposition minus (z) all other amounts agreed upon in writing by the Noteholder Agent, the Trust and the Servicer.

     Distribution Account: The account established and maintained pursuant to
Section 5.01(a)(2) hereof.

     Document Exception Loan: A non-Wet Funded Loan which is included on the Exceptions Report but does not have a Fatal Exception and is within the 30 day cure period in Section 2.05(b)(ii).

     Due Date: The day of the month on which the Monthly Payment is due from the Borrower with respect to a Loan.

     Due Diligence Fees: Shall have the meaning provided in Section 11.15 hereof.

     Eligible Account: At any time, a deposit account or a securities account which is: (i) maintained with a Designated Depository Institution; (ii) fully insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC; (iii) a trust account (which shall be a "segregated trust account") maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Indenture Trustee and the Issuer, which depository institution or trust company shall have capital and surplus of not less than $50,000,000; or (iv) with the prior written consent of the Noteholder Agent, any other deposit account or a securities account.

     Eligible Servicer: (a) Option One or (b) any other Person to which the Majority Noteholders may consent in writing.

     Escrow Payments: With respect to any Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, fire, hazard, liability and other insurance premiums, condominium charges, and any other payments required to be escrowed by the related Borrower with the lender or servicer pursuant to the Mortgage or any other document.

     Event of Default: Either a Servicer Event of Default or an Event of Default under the Indenture.

     Exceptions: The meaning set forth in the Custodial Agreement.

     Exceptions Report: The meaning set forth in the Custodial Agreement.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     Fannie Mae: The Federal National Mortgage Association and any successor thereto.

     Fatal Exception: As defined in the Custodial Agreement.

     Fatal Exception Report: As defined in the Custodial Agreement.

     FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

     Fidelity Bond: As described in Section 4.10 of the Servicing Addendum.

     Final Put Date: The Put Date following the end of the Revolving Period on which the Majority Noteholders (or the Market Value Agent on their behalf) exercise the Put Option with respect to the entire outstanding Note Principal Balance.

     Final Recovery Determination: With respect to any defaulted Loan or any Foreclosure Property, a determination made by the Servicer that all Mortgage Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Servicer shall maintain records, prepared by a servicing officer of the Servicer, of each Final Recovery Determination.

     First Lien Loan: A Loan secured by the lien on the related Mortgaged Property, subject to no prior liens on such Mortgaged Property.

     First Payment Default Loan: A Loan with respect to which the first Monthly Payment due following either the date of origination of such Loan or the related Transfer Date is not paid by the related Borrower and received by the Servicer within 45 days after date on which it is or was due.

     Foreclosed Loan: As of any Determination Date, any Loan that as of the end of the preceding Remittance Period has been discharged as a result of (i) the completion of foreclosure or comparable proceedings by the Servicer on behalf of the Issuer; (ii) the acceptance of the deed or other evidence of title to the related Mortgaged Property in lieu of foreclosure or other comparable proceeding; or (iii) the acquisition of title to the related Mortgaged Property by operation of law.

     Foreclosure Property: Any real property securing a Foreclosed Loan that has been acquired by the Servicer on behalf of the Issuer through foreclosure, deed in lieu of foreclosure or similar proceedings in respect of the related Loan.

     Freddie Mac: The Federal Home Loan Mortgage Corporation and any successor thereto.

     GAAP: Generally Accepted Accounting Principles as in effect in the United States.

     Gross Margin: With respect to each ARM, the fixed percentage amount set forth in the related Promissory Note.

     Hedge Funding Requirement: With respect to any day, all amounts required to be paid or delivered by the Issuer under any Hedging Instrument, whether in respect of payments thereunder or in order to meet margin, collateral or other requirements thereof. Such amounts shall be calculated by the Market Value Agent and the Indenture Trustee shall be notified of such amount by the Market Value Agent.

     Hedge Value: With respect to any Business Day and a specific Hedging Instrument, the positive amount, if any, that is equal to the amount that would be paid to the Issuer in consideration of an agreement between the Issuer and an unaffiliated third party, that would have the effect of preserving for the Issuer the net economic equivalent, as of such Business Day, of all payment and delivery requirements payable to and by the Issuer under such Hedging Instrument until the termination thereof, as determined by the Market Value Agent in accordance with Section 6.03 hereof.

     Hedging Counterparty: A Person (i) (A) the long-term and commercial paper or short-term deposit ratings of which are acceptable to the Majority Noteholders and (B) which shall agree in writing that, in the event that any of its long-term or commercial paper or short-term deposit ratings cease to be at or above the levels deemed acceptable by the Majority Noteholders, it shall secure its obligations in accordance with the request of the Majority Noteholders, (ii) that has entered into a Hedging Instrument and (iii) that is acceptable to the Majority Noteholders.

     Hedging Instrument: Any interest rate cap agreement, interest rate floor agreement, interest rate swap agreement or other interest rate hedging agreement entered into by the Issuer with a Hedging Counterparty, and which requires the Hedging Counterparty to deposit all amounts payable thereby directly to the Collection Account. Each Hedging Instrument shall meet the requirements set forth in Article VII hereof with respect thereto.

     Indenture: The Indenture dated as of October 1, 2005, between the Issuer and the Indenture Trustee and all supplements and amendments thereto.

     Indenture Trustee: Wells Fargo Bank, N.A., a national banking association, as Indenture Trustee under the Indenture, or any successor indenture trustee under the Indenture.

     Indenture Trustee Fee: An annual fee of $5,000 payable by the Servicer in accordance with a separate fee agreement between the Indenture Trustee and the Servicer and Section 5.01 hereof.

     Independent: When used with respect to any specified Person, such Person
(i) is in fact independent of the Loan Originator, the Servicer, the Depositor or any of their respective Affiliates, (ii) does not have any direct financial interest in, or any material indirect financial interest in, the Loan Originator, the Servicer, the Depositor or any of their respective Affiliates and (iii) is not connected with the Loan Originator, the Depositor, the Servicer or any of their respective Affiliates, as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Loan Originator, the Depositor, the Servicer or any of their respective Affiliates merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Loan Originator, the Depositor, the Servicer or any of their respective Affiliates, as the case may be.

     Independent Accountants: A firm of nationally recognized certified public accountants which is independent according to the provisions of SEC Regulation S-X, Article 2.

     Index: With respect to each ARM, the index set forth in the related Promissory Note for the purpose of calculating the Loan Interest Rate thereon.

     Interest Carry-Forward Amount: With respect to any Payment Date, the excess, if any, of (A) the Interest Payment Amount for such Payment Date plus the Interest Carry-Forward Amount for the prior Payment Date over (B) the amount in respect of interest that is actually paid from the Distribution Account on such Payment Date in respect of the interest for such Payment Date.

     Interest Only Mortgage Loan: A Mortgage Loan for which an interest-only payment feature is allowed during the period prior to the first Adjustment Date.

     Interest Payment Amount: With respect to any Payment Date, the sum of the Daily Interest Accrual Amounts for all days in the related Accrual Period.

     LIBOR Determination Date: With respect to each Accrual Period, each day during such Accrual Period.

     LIBOR Margin: As defined in the Pricing Letter.

     Lien: With respect to any asset, (a) any mortgage, lien, pledge, charge, security interest, hypothecation, option or encumbrance of any kind in respect of such asset or (b) the interest of a vendor or lessor under any conditional sale agreement, financing lease or other title retention agreement relating to such asset.

     Lifetime Cap: The provision in the Promissory Note for each ARM which limits the maximum Loan Interest Rate over the life of such ARM.

     Lifetime Floor: The provision in the Promissory Note for each ARM which limits the minimum Loan Interest Rate over the life of such ARM.

     Liquidated Loan: As defined in Section 4.03(c) of the Servicing Addendum.

     Liquidated Loan Losses: With respect to any Determination Date, the difference between (i) the aggregate Principal Balances as of such date of all Loans that became Liquidated Loans and (ii) all Liquidation Proceeds allocable to principal received on or prior to such date.

     Liquidation Proceeds: With respect to a Liquidated Loan, any cash amounts received in connection with the liquidation of such Liquidated Loan, whether through trustee's sale, foreclosure sale or other disposition, any cash amounts received in connection with the management of the Mortgaged Property from Defaulted Loans, any proceeds from Primary Insurance Policies and any other amounts required to be deposited in the Collection Account pursuant to Section 5.01(b)(1) hereof, in each case other than Mortgage Insurance Proceeds and Released Mortgaged Property Proceeds. Liquidation Proceeds shall also include any awards or settlements in respect of the related Mortgage Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation.

     Loan: Any loan sold to the Trust hereunder and pledged to the Indenture Trustee, which loan includes, without limitation, (i) a Promissory Note or Lost Note Affidavit and related Mortgage and (ii) all right, title and interest of the Loan Originator in and to the Mortgaged Property covered by such Mortgage. The term Loan shall be deemed to include the related Promissory Note or Lost Note Affidavit, related Mortgage, all other Loan Documents and related Foreclosure Property, if any.

     Loan Documents: With respect to a Loan, the documents comprising the Loan File for such Loan.

     Loan File: With respect to each Loan, the Custodial Loan File and the Servicer's Loan File.

     Loan Interest Rate: With respect to each Loan, the annual rate of interest borne by the related Promissory Note, as shown on the Loan Schedule, and, in the case of an ARM, as the same may be periodically adjusted in accordance with the terms of such Loan.

     Loan Originator: Option One and its permitted successors and assigns.

     Loan Originator Put: The mandatory repurchase by the Loan Originator, at the option of the Majority Noteholders, of a Loan pursuant to Section 3.08(a) hereof.

     Loan Pool: As of any date of determination, the pool of all Loans conveyed to the Issuer pursuant to this Agreement on all Transfer Dates up to and including such date of determination, which Loans have not been released from the Lien of the Indenture pursuant to the terms of the Basic Documents, together with the rights and obligations of a holder thereof, and the payments thereon and proceeds therefrom received on and after the applicable Transfer Cut-off Date, as identified from time to time on the Loan Schedule.

     Loan Purchase and Contribution Agreement: The Fourth Amended and Restated Loan Purchase and Contribution Agreement, between Option One, as seller, and the Depositor, as purchaser, dated as of September 1, 2005, and all supplements and amendments thereto.

     Loan Schedule: The schedule of Loans conveyed to the Issuer on the Closing Date and on each Transfer Date and delivered to the Noteholder Agent and the Custodian in the form of a computer-readable transmission specifying the information set forth on Exhibit D hereto and, with respect to Wet Funded Loans, Exhibit C to the Custodial Agreement.

     Loan-to-Value Ratio or LTV: With respect to any First Lien Loan, the ratio of the original outstanding principal amount of such Loan to the Appraised Value of the Mortgaged Property at origination.

     Lost Note Affidavit: With respect to any Loan as to which the original Promissory Note has been permanently lost or destroyed and has not been replaced, an affidavit from the Loan Originator certifying that the original Promissory Note has been lost, misplaced or destroyed (together with a copy of the related Promissory Note and indemnifying the Issuer against any loss, cost or liability resulting from the failure to deliver the original Promissory Note) in the form of Exhibit L attached to the Custodial Agreement

     LPA Assignment: The Assignment of Loans from Option One to the Depositor under the Loan Purchase and Contribution Agreement.

     Majority Certificateholders: As defined in the Trust Agreement.

     Majority Noteholders: The holder or holders of in excess of 50% of the Note Principal Balance. In the event of the release of the Lien of the Indenture in accordance with the terms thereof, the Majority Noteholders shall mean the Majority Certificateholders.

     Market Value: The market value of a Loan as of any Business Day as determined by the Market Value Agent in accordance with Section 6.03 hereof.

     Market Value Agent: Merrill Lynch Bank USA or an Affiliate thereof designated by Merrill Lynch Bank USA in writing to the parties hereto and, in either case, its successors in interest.

     Master Disposition Confirmation Agreement: The Fourth Amended and Restated Master Disposition Confirmation Agreement, dated as of June 1, 2005, by and among Option One, the Depositor, the Delaware statutory trusts listed on
Schedule I thereto and each of the Lenders listed on Schedule II thereto, as amended and supplemented from time to time.

     Maturity Date: With respect to the Notes, as set forth in the Indenture or such later date as may be agreed in writing by the Majority Noteholders.

     Maximum Note Principal Balance: As defined in the Pricing Letter.

     Monthly Advance: The aggregate of the advances made by the Servicer on any Remittance Date pursuant to Section 4.14 of the Servicing Addendum.

     Monthly Payment: The scheduled monthly payment of principal and/or interest required to be made by a Borrower on the related Loan, as set forth in the related Promissory Note.

     Monthly Remittance Amount: With respect to each Remittance Date, the sum, without duplication, of (i) the aggregate payments on the Loans collected by the Servicer pursuant to Section 5.01(b)(1)(i) during the immediately preceding Remittance Period and (ii) the aggregate of amounts deposited into the Collection Account pursuant to Section 5.01(b)(1)(ii) through 5.01(b)(1)(xi) during the immediately preceding Remittance Period.

     Moody's: Moody's Investors Service, Inc., or any successor thereto.

     Mortgage: With respect to any Loan, the mortgage, deed of trust or other instrument securing the related Promissory Note, which creates a first or second lien on the fee in real property and/or a first or second lien on the leasehold estate in real property securing the Promissory Note and the assignment of rents and leases related thereto.

     Mortgage Insurance Policies: With respect to any Mortgaged Property or Loan, the insurance policies required pursuant to Section 4.08 of the Servicing Addendum.

     Mortgage Insurance Proceeds: With respect to any Mortgaged Property, all amounts collected in respect of Mortgage Insurance Policies and not required either pursuant to applicable law or the related Loan Documents to be applied to the restoration of the related Mortgaged Property or paid to the related Borrower.

     Mortgaged Property: With respect to a Loan, the related Borrower's fee and/or leasehold interest in the real property (and/or all improvements, buildings, fixtures, building equipment and personal property thereon (to the extent applicable) and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by the related Promissory Note.

     Net Liquidation Proceeds: With respect to any Payment Date, Liquidation Proceeds received during the prior Remittance Period, net of any reimbursements to the Servicer made from such amounts for any unreimbursed Servicing Compensation and Servicing Advances (including Nonrecoverable Servicing Advances) made and any other fees and expenses paid in connection with the foreclosure, inspection, conservation and liquidation of the related Liquidated Loans or Foreclosure Properties pursuant to Section 4.03 of the Servicing Addendum.

     Net Loan Losses: With respect to any Defaulted Loan that is subject to a modification pursuant to Section 4.01 of the Servicing Addendum, an amount equal to the portion of the Principal Balance, if any, released in connection with such modification.

     Net Worth: With respect to any Person, the excess of total assets of such Person, over total liabilities of such Person, determined in accordance with GAAP.

     Non-Fatal Exception: As defined in Section 2.05(b)(i) hereof.

     Nonrecoverable Monthly Advance: Any Monthly Advance previously made or proposed to be made with respect to a Loan or Foreclosure Property that, in the good faith business judgment of the Servicer, as evidenced by an Officer's Certificate of a Servicing Officer delivered to the Noteholder Agent, will not, or, in the case of a proposed Monthly Advance, would not be, ultimately recoverable from the related late payments, Mortgage Insurance Proceeds, Liquidation Proceeds or condemnation proceeds on such Loan or Foreclosure Property as provided herein.

     Nonrecoverable Servicing Advance: With respect to any Loan or any Foreclosure Property, (a) any Servicing Advance previously made and not reimbursed from late collections, condemnation proceeds, Liquidation Proceeds, Mortgage Insurance Proceeds or the Released Mortgaged Property Proceeds on the related Loan or Foreclosure Property or (b) a Servicing Advance proposed to be made in respect of a Loan or Foreclosure Property either of which, in the good faith business judgment of the Servicer, as evidenced by an Officer's Certificate of a Servicing Officer delivered to the Noteholder Agent, would not be ultimately recoverable.

     Nonutilization Fee: As defined in the Pricing Letter.

     Note: As defined in the Indenture.

     Noteholder: As defined in the Indenture.

     Noteholder Agent: Merrill Lynch Bank USA and its successors and assigns acting at the direction, and as agent, of the Majority Noteholders.

     Note Interest Rate: As defined in the Pricing Letter.

     Note Principal Balance: With respect to the Notes, as of any date of determination (a) the sum of the Additional Note Principal Balances purchased on or prior to such date pursuant to the Note Purchase Agreement less (b) all amounts previously distributed in respect of principal of the Notes on or prior to such day.

     Note Purchase Agreement: The Note Purchase Agreement among the Purchaser, the Noteholder Agent, the Issuer and the Depositor, dated as of October 1, 2005, and any amendments thereto.

     Note Redemption Amount: As of any Determination Date, an amount without duplication equal to the sum of (i) the then outstanding Note Principal Balance of the Notes, plus the Interest Payment Amount for the related Payment Date,
(ii) any Trust Fees and Expenses due and unpaid on the related Payment Date,
(iii) any Servicing Advance Reimbursement Amount as of such Determination Date and (iv) all amounts due to Hedging Counterparties in respect of the termination of all related Hedging Instruments.

     Officer's Certificate: A certificate signed by a Responsible Officer of the Depositor, the Loan Originator, the Servicer or the Issuer, in each case, as required by this Agreement.

     One-Month LIBOR: The one month British Bankers Association Rate as reported on the display designated as "BBAM" "Page 1229a" on Bloomberg (or such other display as may replace "BBAM" "Page 1229a" on Bloomberg), as of 8:00 a.m., New York City time, on the date two Business Days prior to the date of funding. The LIBOR Margin shall be reset monthly, based upon the LIBOR Margin then in effect. To the extent the term of the Note must be less than or greater than one month, One-Month LIBOR shall correspond as closely as reasonably possible to the relevant period as set forth in a mutually agreed upon source as of 8:00 am New York City time on the date of each Loan. All calculations will be made on the basis of a 360-day year and the actual number of days elapsed.

     Opinion of Counsel: A written opinion of counsel who may be employed by the Servicer, the Depositor, the Loan Originator or any of their respective Affiliates.

     Option One: Option One Mortgage Corporation, a California corporation.

     Overcollateralization Shortfall: With respect to any Business Day, an amount equal to the positive difference, if any, between (a) the Note Principal Balance on such Business Day and (b) the aggregate Collateral Value of all Loans in the Loan Pool as of such Business Day; provided, however, that on (A) the termination of the Revolving Period, (B) the occurrence of a Rapid Amortization Trigger, (C) the Payment Date on which the Trust is to be terminated pursuant to
Section 10.02 hereof or (D) the Final Put Date, the Overcollateralization Shortfall shall be equal to the Note Principal Balance. Notwithstanding anything to the contrary herein, in no event shall the Overcollateralization Shortfall, with respect to any Business Day, exceed the Note Principal Balance as of such date. If as of such Business Day, no Rapid Amortization Trigger or Default under this Agreement or the Indenture shall be in effect, the Overcollateralization Shortfall shall be reduced (but in no event to an amount below zero) by all or any portion of the aggregate Hedge Value as of such Payment Date as the Majority Noteholders may, in their sole discretion, designate in writing.

     Owner Trustee: means Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under this Agreement, and any successor owner trustee under the Trust Agreement.

     Owner Trustee Fee: The annual fee of $4,400 payable in equal monthly installments to the Servicer pursuant to Section 5.01(c)(3)(i) which shall in turn pay such amount annually to the Owner Trustee on the anniversary of the Closing Date occurring each year during the term of this Agreement.

     Paying Agent: As defined in the Indenture.

     Payment Date: Each of, (i) the 10th day of each calendar month commencing on the first such 10th day to occur after the first Transfer Date, or if any such day is not a Business Day, the first Business Day immediately following such day, (ii) any day a Loan is sold pursuant to the terms hereof, (iii) a Put Date as specified by the Majority Noteholders pursuant to Section 10.05 of the Indenture and (iv) an additional Payment Date pursuant to Section 5.01(c)(4)(i) and 5.01(c)(4)(iii). From time to time, the Majority Noteholders and the Issuer may agree, upon written notice to the Owner Trustee and the Indenture Trustee, to additional Payment Dates in accordance with Section 5.01(c)(4)(ii).

     Payment Statement: As defined in Section 6.01(b) hereof.

     Percentage Interest: As defined in the Trust Agreement.

     Performance Trigger: Shall exist if, as of any Determination Date, the aggregate Principal Balance of all Loans that are equal to or greater than 30 days Delinquent as of such Determination Date (including Defaulted Loans and Foreclosed Loans) divided by the Pool Principal Balance as of such Determination Date is greater than or equal to 10%, provided, however, that a Performance Trigger shall not occur if such percentage is reduced to less than 10% within one (1) Business Day of such Determination Date as the result of the exercise of a Servicer Call.

     Periodic Cap: With respect to each ARM Loan and any Rate Change Date therefor, the annual percentage set forth in the related Promissory Note, which is the maximum annual percentage by which the Loan Interest Rate for such Loan may increase or decrease (subject to the Lifetime Cap or the Lifetime Floor) on such Rate Change Date from the Loan Interest Rate in effect immediately prior to such Rate Change Date.

     Permitted Investments: Each of the following:

          (a) Direct general obligations of the United States or the obligations of any agency or instrumentality of the United States fully and unconditionally guaranteed, the timely payment or the guarantee of which constitutes a full faith and credit obligation of the United States.

          (b) Federal Housing Administration debentures rated Aa2 or higher by Moody's and AA or better by S&P.

          (c) Freddie Mac senior debt obligations rated Aa2 or higher by Moody's and AA or better by S&P.

          (d) Federal Home Loan Banks' consolidated senior debt obligations rated Aa2 or higher by Moody's and AA or better by S&P.

          (e) Fannie Mae senior debt obligations rated Aa2 or higher by Moody's.

          (f) Federal funds, certificates or deposit, time and demand deposits, and bankers' acceptances (having original maturities of not more than 365 days) of any domestic bank, the short-term debt obligations of which have been rated A-1 or better by S&P and P-1 or better by Moody's.

          (g) Investment agreements approved by the Noteholder Agent provided:

     (1) The agreement is with a bank or insurance company which has an unsecured, uninsured and unguaranteed obligation (or claims-paying ability) rated Aa2 or better by Moody's and AA or better by S&P, and

     (2) Monies invested thereunder may be withdrawn without any penalty, premium or charge upon not more than one day's notice (provided such notice may be amended or canceled at any time prior to the withdrawal date), and

     (3) The agreement is not subordinated to any other obligations of such insurance company or bank, and

     (4) The same guaranteed interest rate will be paid on any future deposits made pursuant to such agreement, and

     (5) The Indenture Trustee and the Noteholder Agent receive an opinion of counsel that such agreement is an enforceable obligation of such insurance company or bank.

          (h) Commercial paper (having original maturities of not more than 365 days) rated A-1 or better by S&P and P-1 or better by Moody's.

          (i) Investments in money market funds rated AAAM or AAAM-G by S&P and Aaa or P-1 by Moody's.

          (j) Investments approved in writing by the Noteholder Agent;

provided that no instrument described above is permitted to evidence either the right to receive (a) only interest with respect to obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described above may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity; and provided, further, that, with respect to any instrument described above, such instrument qualifies as a "permitted investment" within the meaning of Section 860G(a)(5) of the Code and the regulations thereunder.

     Person: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

     Physical Property: As defined in clause (b) of the definition of "Delivery" above.

     Pool Principal Balance: With respect to any Determination Date, the aggregate Principal Balances of the Loans as of such Determination Date.

     Prepaid Installment: With respect to any Loan, any installment of principal thereof and interest thereon received prior to the scheduled Due Date for such installment, intended by the Borrower as an early payment thereof and not as a Prepayment with respect to such Loan.

     Prepayment: Any payment of principal of a Loan which is received by the Servicer in advance of the scheduled due date for the payment of such principal (other than the principal portion of any Prepaid Installment), and the proceeds of any Mortgage Insurance Policy which are to be applied as a payment of principal on the related Loan shall be deemed to be Prepayments for all purposes of this Agreement.

     Preservation Expenses: Expenditures made by the Servicer in connection with a foreclosed Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, property restoration or preservation.

     Pricing Letter: The pricing letter among the Issuer, the Depositor, Option One and the Indenture Trustee, dated the date hereof and any amendments thereto.

     Primary Insurance Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer pursuant to Section 4.06 of the Servicing Addendum.

     Principal Balance: With respect to any Loan or related Foreclosure Property, (i) at the Transfer Cut-off Date, the Transfer Cut-off Date Principal Balance and (ii) with respect to any other date of determination, the outstanding unpaid principal balance of the Loan as of the end of the preceding Remittance Period (after giving effect to all payments received thereon and the allocation of any Net Loan Losses with respect thereto for a Defaulted Loan prior to the end of such Remittance Period); provided, however, that any Liquidated Loan shall be deemed to have a Principal Balance of zero.

     Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

     Promissory Note: With respect to a Loan, the original executed promissory note or other evidence of the indebtedness of the related Borrower or Borrowers.

     Purchaser: As defined in the Note Purchase Agreement.

     Put/Call Loan: Any (i) Loan that has become 30 or more days (but less than 60 days) Delinquent, (ii) Loan that has become 60 or more days (but less than 90 days) Delinquent, (iii) Loan that has become 90 or more days Delinquent, (iv) Loan that is a Defaulted Loan, (v) Loan that has been in default for a period of 30 days or more (other than a Loan referred to in clause (i), (ii), (iii) or (iv) hereof), (vi) Loan that does not meet criteria established by independent rating agencies or surety agency conditions for Dispositions which criteria have been established at the related Transfer Date and may be modified only to match changed criteria of independent rating agencies or surety agents, or (vii) Loan that is inconsistent with the intended tax status of a Securitization.

     Put Date: Any date on which all or a portion of the Notes are to be purchased by the Issuer as a result of the exercise of the Put Option.

     Put Option: The right of the Majority Noteholders to require the Issuer to repurchase all or a portion of the Notes in accordance with Section 10.04 of the Indenture.

     QSPE Affiliate: Any of Option One Owner Trust 2001-1A, Option One Owner Trust 2001-1B, Option One Owner Trust 2002-3, Option One Owner Trust 2003-4, Option One Owner Trust 2003-5, Option One Owner Trust 2005-6, Option One Owner Trust 2005-7, Option One Owner Trust 2005-8 or any other Affiliate which is a "qualified special purpose entity" in accordance with Financial Accounting Standards Board's Statement No. 140 or 125.

     Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Property is located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided and that meets the requirements of Fannie Mae and Freddie Mac.

     Qualified Substitute Loan: A Loan or Loans substituted for a Deleted Loan pursuant to Section 3.06 hereof, which (i) has or have been approved in writing by the Majority Noteholders and (ii) complies or comply as of the date of substitution with each representation and warranty set forth in Exhibit E and
(iii) is or are not 30 or more days Delinquent as of the date of substitution for such Deleted Loan or Loans.

     Rapid Amortization Trigger: Shall exist, as of any Determination Date, if the aggregate Principal Balance of all Loans that are Delinquent greater than or equal to 60 days (including Defaulted Loans and Foreclosed Loans) as of such Determination Date is greater than or equal to 15% of the Pool Principal Balance; provided, however, that a Rapid Amortization Trigger shall not occur if such percentage is reduced to less than 15% within one (1) Business Day of such Determination Date as a result of the exercise of a Servicer Call. A Rapid Amortization Trigger shall continue to exist until it is Deemed Cured.

     Rate Change Date: The date on which the Loan Interest Rate of each ARM is subject to adjustment in accordance with the related Promissory Note.

     Rating Agencies: S&P and Moody's or such other nationally recognized credit rating agencies as may from time to time be designated in writing by the Majority Noteholders in their sole discretion.

     Record Date: With respect to each Payment Date, the close of business of the immediately preceding Business Day.

     Reference Banks: Deutsche Bank AG, Barclay's Bank PLC, The Tokyo Mitsubishi Bank and National Westminster Bank PLC and their successors in interest; provided, however, that if the Noteholder Agent determines that any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Noteholder Agent with the approval of the Issuer, which approval shall not be unreasonably withheld, which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London and (ii) which have been designated as such by the Noteholder Agent with the approval of the Issuer, which approval shall not be unreasonably withheld.

     Refinanced Loan: A Loan the proceeds of which were not used to purchase the related Mortgaged Property.

     Released Mortgaged Property Proceeds: With respect to any Loan, proceeds received by the Servicer in connection with (i) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (ii) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which proceeds in either case are not released to the Borrower in accordance with applicable law and/or Accepted Servicing Practices.

     Remittance Date: The Business Day immediately preceding each Payment Date.

     Remittance Period: With respect to any Payment Date, the period commencing immediately following the Determination Date for the preceding Payment Date (or, in the case of the initial Payment Date, commencing immediately following the initial Transfer Cut-off Date) and ending on and including the related Determination Date.

     Repurchase Price: With respect to a Loan the sum of (i), the Principal Balance thereof as of the date of purchase or repurchase, plus (ii) all accrued and unpaid interest on such Loan to the date of purchase or repurchase computed at the applicable Loan Interest Rate, plus (iii) the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Loan (after deducting therefrom any amounts received in respect of such purchased or repurchased Loan and being held in the Collection Account for future distribution to the extent such amounts represent recoveries of principal not yet applied to reduce the related Principal Balance or interest (net of the Servicing Fee) for the period from and after the date of repurchase). The Repurchase Price shall be (i) increased by the net negative value or (ii) decreased by the net positive value of all Hedging Instruments terminated with respect to the purchase of such Loan. To the extent the Servicer does not reimburse itself for amounts, if any, in respect of the Servicing Advance Reimbursement Amount pursuant to Section 5.01(c)(1) hereof, with respect to such Loan, the Repurchase Price shall be reduced by such amounts.

     Reserve Interest Rate: With respect to any LIBOR Determination Date, the rate per annum that the Noteholder Agent determines to be either (i) the arithmetic mean (rounded to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates which New York City banks selected by the Noteholder Agent are quoting on the relevant LIBOR Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Noteholder Agent can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which New York City banks selected by the Noteholder Agent are quoting on such LIBOR Determination Date to leading European banks.

     Responsible Officer: When used with respect to the Indenture Trustee or Custodian, any officer within the corporate trust office of such Person, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of such Person customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the date hereof (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Responsible Officers delivered by the Administrator to the Owner Trustee on the date hereof (as such list may be modified or supplemented from time to time thereafter). When used with respect to the Depositor, the Loan Originator or the Servicer, the President, any Vice President, or the Treasurer.

     Retained Security or Retained Securities: With respect to a Securitization, any subordinated securities issued or expected to be issued, or excess collateral value retained or expected to be retained, in connection therewith to the extent the Depositor, the Loan Originator or an Affiliate thereof retains, instead of sells, such securities.

     Retained Securities Value: With respect to any Business Day and a Retained Security, the market value thereof as determined by the Market Value Agent in accordance with Section 6.03(d) hereof.

     Revolving Period: With respect to the Notes, the period commencing on the Closing Date and ending on the earlier of (i) 364 days after such date, and (ii) the date on which the Revolving Period is terminated pursuant to Section 2.07 hereof.

     Sales Price: For any Transfer Date, the sum of the Collateral Values with respect to each Loan conveyed on such Transfer Date as of such Transfer Date.

     S&SA Assignment: An Assignment, in the form of Exhibit C hereto, of Loans and other property from the Depositor to the Issuer pursuant to this Agreement.

     Second Lien Loan: A Loan secured by the lien on the Mortgaged Property, subject to one Senior Lien on such Mortgaged Property.

     Securities: The Notes and the Trust Certificates.

     Securities Intermediary: A "securities intermediary" as defined in Section 8-102(a)(14) of the UCC that is holding a Trust Account for the Indenture Trustee as the sole "entitlement holder" as defined in Section 8-102(a)(7) of the UCC.

     Securitization: A sale or transfer of Loans by the Issuer at the direction of the Majority Noteholders to any other Person in order to effect one or a series of structured-finance securitization transactions, including but not limited to transactions involving the issuance of securities which may be treated for federal income tax purposes as indebtedness of Option One or one or more of its wholly-owned subsidiaries.

     Securityholder: Any Noteholder or Certificateholder.

     Senior Lien: With respect to any Second Lien Loan, the mortgage loan having a senior priority lien on the related Mortgaged Property.

     Servicer: Option One, in its capacity as the servicer hereunder, or any successor appointed as herein provided.

     Servicer Call: The optional purchase by the Servicer of a Loan pursuant to
Section 3.08(b) hereof.

     Servicer Event of Default: As described in Section 9.01 hereof.

     Servicer's Fiscal Year: May 1st of each year through April 30th of the following year.

     Servicer's Loan File: With respect to each Loan, the file held by the Servicer, consisting of all documents (or electronic images thereof) relating to such Loan, including, without limitation, copies of all of the Loan Documents included in the related Custodial Loan File.

     Servicer's Remittance Report: A report prepared and computed by the Servicer in substantially the form of Exhibit B attached hereto.

     Servicing Addendum: The terms and provisions set forth in Exhibit F attached hereto relating to the administration and servicing of the Loans.

     Servicing Advance Reimbursement Amount: With respect to any Determination Date, the amount of any Servicing Advances that have not been reimbursed as of such date, including Nonrecoverable Servicing Advances.

     Servicing Advances: As defined in Section 4.14(b) of the Servicing
Addendum.

     Servicing Compensation: The Servicing Fee and other amounts to which the Servicer is entitled pursuant to Section 4.15 of the Servicing Addendum.

     Servicing Fee: As to each Loan (including any Loan that has been foreclosed and for which the related Mortgaged Property has become a Foreclosure Property, but excluding any Liquidated Loan), the fee payable monthly to the Servicer, which shall be the product of 0.50% (50 basis points), or such other lower amount as shall be mutually agreed to in writing by the Majority Noteholders and the Servicer, and the Principal Balance of such Loan as of the beginning of the related Remittance Period, divided by 12. The Servicing Fee shall only be payable to the extent interest is collected on a Loan.

     Servicing Officer: Any officer of the Servicer or Subservicer involved in, or responsible for, the administration and servicing of the Loans whose name and specimen signature appears on a list of servicing officers annexed to an Officer's Certificate furnished by the Servicer or the Subservicer, respectively, on the date hereof to the Issuer and the Indenture Trustee, on behalf of the Noteholders, as such list may from time to time be amended.

     S&P: Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc.

     State: Any one of the states of the United States of America or the District of Columbia.

     Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which is an Eligible Servicer and satisfies any requirements set forth in Section 4.22 of the Servicing Addendum in respect of the qualifications of a Subservicer.

     Subservicing Account: An account established by a Subservicer pursuant to a Subservicing Agreement, which account must be an Eligible Account.

     Subservicing Agreement: Any agreement between the Servicer and any Subservicer relating to subservicing and/or administration of any or all Loans as provided in Section 4.22 in the Servicing Addendum.

     Subsidiary: With respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

     Substitution Adjustment: As to any date on which a substitution occurs pursuant to Section 2.05 or Section 3.06 hereof, the amount, if any, by which
(a) the aggregate principal balance of any Qualified Substitute Loans (after application of principal payments received on or before the related Transfer Cut-off Date) is less than (b) the aggregate of the Principal Balances of the related Deleted Loans as of the first day of the month in which such substitution occurs.

     Tangible Net Worth: With respect to any Person, as of any date of determination, the consolidated Net Worth of such Person and its Subsidiaries, less (i) the consolidated net book value of all assets of such Person and its Subsidiaries (to the extent reflected as an asset in the balance sheet of such Person or any Subsidiary at such date) which will be treated as intangibles under GAAP, including, without limitation, such items as deferred financing expenses, net leasehold improvements, good will, trademarks, trade names, service marks, copyrights, patents, licenses and unamortized debt discount and expense; provided, that residual securities issued by such Person or its Subsidiaries shall not be treated as intangibles for purposes of this definition; (ii) any loans outstanding to any officer or director of Option One or its Affiliates; and (iii) any receivables from H&R Block, Inc.

     Termination Price: As of any Determination Date, an amount without duplication equal to the greater of (A) the Note Redemption Amount and (B) the sum of (i) the Principal Balance of each Loan included in the Trust as of the end of the preceding Remittance Period; (ii) all unpaid interest accrued on the Principal Balance of each such Loan at the related Loan Interest

Rate to the end of the preceding Remittance Period; and (iii) the aggregate fair market value of each Foreclosure Property included in the Trust as of the end of the preceding Remittance Period, as determined by an Independent appraiser acceptable to the Majority Noteholders as of a date not more than 30 days prior to such Payment Date.

     Transfer Cut-off Date: With respect to each Loan, (i) the first day of the month in which the Transfer Date with respect to such Loan occurs or if originated in such month, the date of origination or (ii) in the case of a purchase from a QSPE Affiliate, unless otherwise specified in the confirmation delivered in accordance with the Master Disposition Confirmation Agreement in connection with such purchase, the related Transfer Date.

     Transfer Cut-off Date Principal Balance: As to each Loan, its Principal Balance as of the opening of business on the Transfer Cut-off Date (after giving effect to any payments received on the Loan before the Transfer Cut-off Date).

     Transfer Date: With respect to each Loan, the day such Loan is either (i) sold and conveyed to the Depositor by the Loan Originator pursuant to the Loan Purchase and Contribution Agreement and to the Issuer by the Depositor pursuant to Section 2.01 hereof or (ii) sold to the Issuer pursuant to the Master Disposition Confirmation Agreement, which results in an increase in the Note Principal Balance by the related Additional Note Principal Balance. With respect to any Qualified Substitute Loan, the Transfer Date shall be the day such Loan is conveyed to the Trust pursuant to Section 2.05 or 3.06 hereof.

     Transfer Obligation: The obligation of the Loan Originator under Section
5.06 hereof to make certain payments in connection with Dispositions and other related matters.

     Transfer Obligation Account: The account designated as such, established and maintained pursuant to Section 5.05 hereof.

     Transfer Obligation Target Amount: With respect to any Payment Date, the cumulative total of all withdrawals pursuant to Section 5.05(e), 5.05(f), 5.05(g), and 5.05(h) hereof from the Transfer Obligation Account to but not including such Payment Date minus any amount withdrawn from the Transfer Obligation Account to return to the Loan Originator pursuant to Section 5.05(i)(i).

     Trust: Option One Owner Trust 2005-8, the Delaware statutory trust created pursuant to the Trust Agreement.

     Trust Agreement: The Trust Agreement dated as of September 21, 2005 between the Depositor and the Owner Trustee.

     Trust Account Property: The Trust Accounts, all amounts and investments held from time to time in the Trust Accounts and all proceeds of the foregoing.

     Trust Accounts: The Distribution Account, the Collection Account and the Transfer Obligation Account.

     Trust Certificate: The meaning assigned thereto in the Trust Agreement.

     Trust Estate: Shall mean the assets subject to this Agreement, the Trust Agreement and the Indenture and assigned to the Trust, which assets consist of:
(i) such Loans as from time to time are subject to this Agreement as listed in the Loan Schedule, as the same may be amended or supplemented on each Transfer Date and by the removal of Deleted Loans and Unqualified Loans and by the addition of Qualified Substitute Loans, together with the Servicer's Loan Files and the Custodial Loan Files relating thereto and all proceeds thereof, (ii) the Mortgages and security interests in the Mortgaged Properties, (iii) all payments in respect of interest and principal with respect to each Loan received on or after the related Transfer Cut-off Date, (iv) such assets as from time to time are identified as Foreclosure Property, (v) such assets and funds as are from time to time deposited in the Distribution Account, Collection Account and the Transfer Obligation Account, including, without limitation, amounts on deposit in such accounts that are invested in Permitted Investments, (vi) lenders' rights under all Mortgage Insurance Policies and to any Mortgage Insurance Proceeds, (vii) Net Liquidation Proceeds and Released Mortgaged Property Proceeds, (viii) all right, title and interest of the Trust (but none of the obligations) in and to the obligations of Hedging Counterparties under Hedging Instruments and (ix) all right, title and interest of each of the Depositor, the Loan Originator and the Trust in and under the Basic Documents including, without limitation, the obligations of the Loan Originator under the Loan Purchase and Contribution Agreement and/or the Master Disposition Confirmation Agreement, and all proceeds of any of the foregoing.

     Trust Fees and Expenses: As of each Payment Date, an amount equal to the Servicing Compensation, the Owner Trustee Fee, the Indenture Trustee Fee and the Custodian Fee, if any, and any expenses of the Servicer, the Owner Trustee, the Indenture Trustee or the Custodian.

     UCC: The Uniform Commercial Code as in effect from time to time in the State of New York.

     UCC Assignment: A form "UCC 2" or "UCC 3" statement meeting the requirements of the Uniform Commercial Code of the relevant jurisdiction to reflect an assignment of a secured party's interest in collateral.

     UCC-1 Financing Statement: A financing statement meeting the requirements of the Uniform Commercial Code of the relevant jurisdiction.

     Underwriting Guidelines: The underwriting guidelines (including the loan origination guidelines) of the Loan Originator, as the same may be amended from time to time with notice to the Noteholder Agent.

     Unfunded Transfer Obligation: With respect to any date of determination, an amount equal to the greater of:

     (A) the sum of (i) 10% of the aggregate Sales Prices of all Loans owned by the Issuer at the close of business on the immediately preceding day minus all payments actually made by the Loan Originator in respect of the Unfunded Transfer Obligation pursuant to Section 5.06 hereof with respect to such Loans since the related Transfer Dates plus (ii) 10% of the aggregate Sales Prices of all Loans purchased by the Issuer on such date of determination; and

     (B) 10% of the average daily aggregate Sales Prices (as of the related Transfer Date) of all Loans owned by the Issuer over the 90 day period immediately preceding such date of determination minus all payments actually made by the Loan Originator in respect of the Unfunded Transfer Obligation pursuant to Section 5.06 with respect to such Loans.

     Unfunded Transfer Obligation Percentage: As of any date of determination, an amount equal to (x) the Unfunded Transfer Obligation as of such date, divided by (y) 100% of the aggregate Collateral Values as of the related Transfer Date of all Loans in the Loan Pool.

     Unqualified Loan: As defined in Section 3.06(a) hereof.

     Wet Funded Custodial File Delivery Date: With respect to a Wet Funded Loan, the fifteenth Business Day after the related Transfer Date, provided that if a Default or Event of Default shall have occurred, the Wet Funded Custodial File Delivery Date shall be the earlier of (x) such fifteenth Business Day and (y) the fifth day after the occurrence of such event.

     Wet Funded Loan: A Loan for which the Custodian has not received the related Custodial Loan File as of the related Transfer Date and for which the Custodian has issued a Trust Receipt with respect to the Wet Funded Loan, in substantially the form of Exhibit M attached to the Custodial Agreement.

     Whole Loan Sale: A Disposition of Loans pursuant to a whole-loan sale.

Section 1.02 Other Definitional Provisions.

          (a) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

          (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Agreement or in any such certificate or other document shall control.

          (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this

Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

          (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                   ARTICLE II
       CONVEYANCE OF THE TRUST ESTATE; ADDITIONAL NOTE PRINCIPAL BALANCES

Section 2.01 Conveyance of the Trust Estate; Additional Note Principal Balances.

          (a) (i) On the terms and conditions of this Agreement, on each Transfer Date during the Revolving Period, the Depositor agrees to offer for sale and to sell a portion of each of the Loans and contribute to the capital stock of the Issuer the balance of each of the Loans and deliver the related Loan Documents to or at the direction of the Issuer. To the extent the Issuer has or is able to obtain sufficient funds under the Note Purchase Agreement and the Notes for the purchase thereof, the Issuer agrees to purchase such Loans offered for sale by the Depositor. On the terms and conditions of this Agreement and the Master Disposition Confirmation Agreement, on each Transfer Date during the Revolving Period, the Issuer may acquire Loans from another QSPE Affiliate of the Loan Originator to the extent the Issuer has or is able to obtain sufficient funds for the purchase thereof.

               (ii) In consideration of the payment of the Additional Note Principal Balance pursuant to Section 2.06 hereof and as a contribution to the assets of the Issuer, the Depositor as of the related Transfer Date and concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Issuer, without recourse, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to the Trust Estate.

               (iii) During the Revolving Period, on each Transfer Date, subject to the conditions precedent set forth in Section 2.06 hereof and in accordance with the procedures set forth in Section 2.01(c), the Depositor, pursuant to an S&SA Assignment, will assign to the Issuer without recourse all of its respective right, title and interest, in and to the Loans and all proceeds thereof listed on the Loan Schedule attached to such S&SA Assignment, including all interest and principal received by the Loan Originator, the Depositor or the Servicer on or with respect to the Loans on or after the related Transfer Cut-off Date, together with all right, title and interest in and to the proceeds of any related Mortgage Insurance Policies and all of the Depositor's rights, title and interest in and to (but none of its obligations under) the Loan Purchase and Contribution Agreement and all proceeds of the foregoing.

               (iv) The foregoing sales, transfers, assignments, set overs and conveyances do not, and are not intended to, result in a creation or an assumption by the Issuer of any of the obligations of the Depositor, the Loan Originator or any other Person in connection with the Trust Estate or under any agreement or instrument relating thereto except as specifically set forth herein.

          (b) As of the Closing Date and as of each Transfer Date, the Issuer acknowledges (or will acknowledge pursuant to the S&SA Assignment) the conveyance to it of the Trust Estate, including all rights, title and interest of the Depositor and any QSPE Affiliate in and to the Trust Estate, receipt of which is hereby acknowledged by the Issuer. Concurrently with such delivery, as of the Closing Date and as of each Transfer Date, pursuant to the Indenture the Issuer pledges the Trust Estate to the Indenture Trustee. In addition, concurrently with such delivery and in exchange therefor, the Owner Trustee, pursuant to the instructions of the Depositor, has executed (not in its individual capacity, but solely as Owner Trustee on behalf of the Issuer) and caused the Trust Certificates to be authenticated and delivered to or at the direction of the Depositor.

          (c) (i) Pursuant to and subject to the Note Purchase Agreement, the Issuer may, at its sole option, from time to time request advances on any Transfer Date of Additional Note Principal Balances.

               (ii) Notwithstanding anything to the contrary herein, in no event shall the Purchaser be required to advance Additional Note Principal Balances on a Transfer Date if the conditions precedent to a transfer of the Loans under Section 2.06 and the conditions precedent to the purchase of Additional Note Principal Balances set forth in Section
          3.01 of the Note Purchase Agreement have not been fulfilled.

               (iii) The Servicer shall appropriately note such Additional Note Principal Balance (and the increased Note Principal Balance) in the next succeeding Payment Statement; provided, however, that failure to make any such notation in such Payment Statement or any error in such notation shall not adversely affect any Noteholder's rights with respect to its Note Principal Balance and its right to receive interest and principal payments in respect of the Note Principal Balance held by such Noteholder. Each Noteholder shall record on the schedule attached to such Noteholder's Note, the date and amount of any Additional Note Principal Balance advanced by it; provided, that failure to make such recordation on such schedule or any error in such schedule shall not adversely affect any Noteholder's rights with respect to its Note Principal Balance and its right to receive interest payments in respect of the Note Principal Balance held by such Noteholder.

               (iv) Absent manifest error, the Note Principal Balance of each Note as set forth in the Noteholder's records shall be binding upon the Noteholders and the Trust, notwithstanding any notation made by the Servicer in its Payment Statement pursuant to the preceding paragraph.

Section 2.02 Ownership and Possession of Loan Files.

          With respect to each Loan, as of the related Transfer Date the ownership of the related Promissory Note, the related Mortgage and the contents of the related Servicer's Loan File and Custodial Loan File shall be vested in the Trust for the benefit of the Securityholders, although possession of the Servicer's Loan File on behalf of and for the benefit of the Securityholders shall remain with the Servicer, and the Custodian shall take possession of the Custodial Loan Files as contemplated in Section 2.05 hereof.

Section 2.03 Books and Records; Intention of the Parties.

          (a) As of each Transfer Date, the sale of each of the Loans conveyed by the Depositor on such Transfer Date shall be reflected on the balance sheets and other financial statements of the Depositor and the Loan Originator, as the case may be, as a sale of assets and a contribution to capital by the Loan Originator and the Depositor, as applicable, under GAAP. Each of the Servicer and the Custodian shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Loan which shall be clearly marked to reflect the ownership of each Loan, as of the related Transfer Date, by the Issuer and for the benefit of the Securityholders.

          (b) It is the intention of the parties hereto that, other than for federal, state and local income or franchise tax purposes (as to which no treatment is herein contemplated), the transfers and assignments of the Trust Estate on the initial Closing Date, on each Transfer Date and as otherwise contemplated by the Basic Documents and the Assignments shall constitute a sale of the Trust Estate including, without limitation, the Loans and all other property comprising the Trust Estate specified in Section 2.01(a) hereof, from the Depositor to the Issuer and such property shall not be property of the Depositor. The parties hereto shall treat the Notes as indebtedness for federal, state and local income and franchise tax purposes.

          (c) Each transfer and assignment contemplated by this Agreement shall constitute a sale in part, and a contribution to capital in part, of the Loans from the Depositor to the Issuer. Upon the consummation of those transactions the Loans shall be owned by and be the property of the Issuer, and not owned by or otherwise the property of, the Depositor for any purpose including without limitation any bankruptcy, receivership, insolvency, liquidation, conservatorship or similar proceeding relating to either the Depositor or the Issuer or any property of either. The parties hereto hereby acknowledge that the Issuer and its creditors are relying, and its subsequent transferees and their creditors will rely, on such sales and contributions being recognized as such. If (A) any transfer and assignment contemplated hereby is subsequently determined for any reason under any circumstances to constitute a transfer to secure a loan rather than a sale in part, and a contribution in part, of the Loans or (B) any Loan is otherwise held to be property of the Depositor, then this Agreement (i) is and shall be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code and (ii) shall constitute a grant by the Depositor to the Issuer of a security interest in all of the Depositor's right, title and other interest in and to the Loans and the proceeds and other distributions and payments and general intangibles and other rights and benefits in respect thereof. For purposes of perfecting that security interest under any applicable Uniform

Commercial Code, the possession by, and notices and other communications with respect thereto to and from, the Issuer or any agent thereof, of money, notes and other documents evidencing ownership of and other rights with respect to the Loans shall be "possession" by the secured party or purchaser and required notices and other communications to and from applicable financial intermediaries, bailees and other agents.

          (d) The Depositor at its expense shall take such actions as may be necessary or reasonably requested by the Issuer to ensure the perfection, and priority to all other security interests, of the security interest described in the preceding paragraph including without limitation the execution and delivery of such financing statements and amendments thereto, continuation statements and other documents as the Issuer may reasonably request.

Section 2.04 Delivery of Loan Documents.

          (a) The Loan Originator shall, prior to the related Transfer Date (or, in the case of each Wet Funded Loan, the related Wet Funded Custodial File Delivery Date), in accordance with the terms and conditions set forth in the Custodial Agreement, deliver or cause to be delivered to the Custodian, as the designated agent of the Indenture Trustee, a Loan Schedule and each of the documents constituting the Custodial Loan File with respect to each Loan. The Loan Originator shall ensure that (i) in the event that any Wet Funded Loan is not closed and funded to the order of the appropriate Borrower on the day funds are provided to the Loan Originator by the Purchaser, on behalf of the Issuer, such funds shall be promptly returned to the Purchaser, on behalf of the Issuer and (ii) in the event that any Wet Funded Loan is subject to a recission, all funds received in connection with such recission shall be promptly returned to the Purchaser, on behalf of the Issuer.

          (b) The Loan Originator shall, on the related Transfer Date (or in the case of a Wet Funded Loan, on or before the related Wet Funded Custodial File Delivery Date), deliver or cause to be delivered to the Servicer the related Servicer's Loan File (i) for the benefit of, and as agent for, the Noteholders and (ii) for the benefit of the Indenture Trustee, on behalf of the Noteholders, for so long as the Notes are outstanding; after the Notes are not outstanding, the Servicer's Loan File shall be held in the custody of the Servicer for the benefit of, and as agent for, the Certificateholders.

          (c) The Indenture Trustee shall cause the Custodian to take and maintain continuous physical possession of the Custodial Loan Files in the State of California (or upon prior written notice from the Custodian to the Loan Originator and the Noteholder Agent and delivery of an Opinion of Counsel with respect to the continued perfection of the Indenture Trustee's security interest, in the State of Minnesota or Utah) and, in connection therewith, shall act solely as agent for the Noteholders in accordance with the terms hereof and not as agent for the Loan Originator, the Servicer or any other party.

Section 2.05 Acceptance by the Indenture Trustee of the Loans; Certain Substitutions and Repurchases; Certification by the Custodian.

          (a) The Indenture Trustee declares that it will cause the Custodian to hold the Custodial Loan Files and any additions, amendments, replacements or supplements to the documents contained therein, as well as any other assets included in the Trust Estate and delivered to the Custodian, in trust, upon and subject to the conditions set forth herein. The Indenture Trustee further agrees to cause the Custodian to execute and deliver such certifications as are required under the Custodial Agreement and to otherwise direct the Custodian to perform all of its obligations with respect to the Custodial Loan Files in strict accordance with the terms of the Custodial Agreement.

          (b) (i) With respect to (i) any non-Wet Funded Loan which has a Fatal Exception in the Exceptions Report, the Loan Originator shall cure such exceptions by delivering such missing documents to the Custodian or otherwise curing the defect no later than one Business Day, (ii) any non-Wet Funded Loans which are set forth as exceptions in the Exceptions Report (other than Fatal Exceptions) (a "Non-Fatal Exception"), the Loan Originator shall cure such exceptions by delivering such missing documents to the Custodian or otherwise curing the defect within 30 days of the Transfer Date; provided, however that if such Non-Fatal Exception is not cured within 30 days of the Transfer Date, such Loan shall be a Scratch and Dent Loan for purposes of this Agreement or (iii) any Wet Funded Loans which are set forth as exceptions in the Exceptions Report, the Loan Originator shall cure such exceptions by delivering such missing documents to the Custodian or otherwise curing the defect no later than one Business Day after the Wet Funded Custodial File Delivery Date, in each case, following the receipt of the first Exceptions Report listing such exception with respect to such Loan.

               (ii) In the event that, with respect to any Loan, the Loan Originator does not comply with the document delivery requirements of this Section 2.05 and such failure has a material adverse effect on the value or enforceability of any Loan, or the interests of the Securityholders in any Loan, the Loan Originator shall repurchase such Loan within one (1) Business Day of notice thereof from the Indenture Trustee or the Noteholder Agent at the Repurchase Price thereof with respect to such Loan by depositing such Repurchase Price in the Collection Account. In lieu of such a repurchase, the Depositor and Loan Originator may comply with the substitution provisions of Section
          3.06 hereof. The Loan Originator shall provide the Servicer, the Indenture Trustee, the Issuer and the Noteholder Agent with a certification of a Responsible Officer on or prior to such repurchase or substitution indicating that the Loan Originator intends to repurchase or substitute such Loan.

               (iii) It is understood and agreed that the obligation of the Loan Originator to repurchase or substitute any such Loan pursuant to this
          Section 2.05(b) shall constitute the sole remedy with respect to such failure to comply with the foregoing delivery requirements.

          (c) In performing its reviews of the Custodial Loan Files pursuant to the Custodial Agreement, the Custodian shall have no responsibility to determine the genuineness of any document contained therein and any signature thereon. The Custodian shall not have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

          (d) The Servicer's Loan File shall be held in the custody of the Servicer (i) for the benefit of, and as agent for, the Noteholders and (ii) for the benefit of the Indenture Trustee, on behalf of the Noteholders, for so long as the Notes are outstanding; after the Notes are not outstanding, the Servicer's Loan File shall be held in the custody of the Servicer for the benefit of, and as agent for, the Certificateholders. It is intended that, by the Servicer's agreement pursuant to this Section 2.05(d), the Indenture Trustee shall be deemed to have possession of the Servicer's Loan Files for purposes of
Section 9-313 of the Uniform Commercial Code of the State in which such documents or instruments are located. The Servicer shall promptly report to the Indenture Trustee any failure by it to hold the Servicer's Loan File as herein provided and shall promptly take appropriate action to remedy any such failure. In acting as custodian of such documents and instruments, the Servicer agrees not to assert any legal or beneficial ownership interest in the Loans or such documents or instruments. Subject to Section 8.01(d) hereof, the Servicer agrees to indemnify the Securityholders and the Indenture Trustee, their officers, directors, employees, agents and "control persons" as such term is used under the Act and under the Securities Exchange Act of 1934, as amended for any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever which may be imposed on, incurred by or asserted against the Securityholders or the Indenture Trustee as the result of the negligence or willful misfeasance by the Servicer relating to the maintenance and custody of such documents or instruments which have been delivered to the Servicer; provided, however, that the Servicer will not be liable for any portion of any such amount resulting from the negligence or willful misconduct of any Securityholders or the Indenture Trustee; and provided, further, that the Servicer will not be liable for any portion of any such amount resulting from the Servicer's compliance with any instructions or directions consistent with this Agreement issued to the Servicer by the Indenture Trustee or the Majority Noteholders. The Indenture Trustee shall have no duty to monitor or otherwise oversee the Servicer's performance as custodian of the Servicer Loan File hereunder.

Section 2.06 Conditions to Transfer.

          (a) In the case of Wet Funded Loans, by 12:00 p.m. (New York City time) on the related Transfer Date, the Issuer shall give notice to the Noteholder Agent of such upcoming Transfer Date and shall deliver or cause to be delivered to the Noteholder Agent: (i) an estimate of the number of Loans and aggregate Principal Balance of such Loans to be transferred on such Transfer Date (ii) a funding request amount and (iii) a Wet Funded Loan Schedule in computer-readable form with respect to the Loans requested to be transferred on such Transfer Date.

          (b) In the case of non-Wet Funded Loans, two (2) Business Days prior to each Transfer Date, the Issuer shall give notice to the Noteholder Agent of such upcoming Transfer Date and by no later than 4:00 p.m. (New York City time) on the Business Day preceding each Transfer Date, the Issuer shall deliver or cause to be delivered to the Noteholder Agent: (i) an estimate of the number of Loans and aggregate Principal Balance of such Loans to be transferred on such Transfer Date (ii) a funding request amount and (iii) a final Loan Schedule in computer-readable form with respect to the Loans requested to be transferred on such Transfer Date.

          (c) On each Transfer Date, the Depositor or the applicable QSPE Affiliate shall convey to the Issuer, the Loans and the other property and rights related thereto described in the related S&SA Assignment, and the Issuer, only upon the satisfaction of each of the conditions set forth below on or prior to such Transfer Date, shall deposit or cause to be deposited cash in the amount of the Additional Note Principal Balance received from the Purchaser in the Advance Account in respect thereof, and the Paying Agent shall, promptly after such deposit, withdraw the amount deposited in respect of applicable Additional Note Principal Balance from the Advance Account, and distribute such amount to or at the direction of the Depositor or the applicable QSPE Affiliate.

          (d) As of the Closing Date and each Transfer Date:

               (i) the Depositor, the QSPE Affiliate and the Servicer, as applicable, shall have delivered to the Issuer and the Noteholder Agent duly executed Assignments, which shall have attached thereto a Loan Schedule setting forth the appropriate information with respect to all Loans conveyed on such Transfer Date and shall have delivered to the Noteholder Agent a computer readable transmission of such Loan Schedule;

               (ii) the Depositor shall have deposited, or caused to be deposited, in the Collection Account all collections received with respect to each of the Loans on and after the applicable Transfer Cut-off Date;

               (iii) as of such Transfer Date, none of the Loan Originator, the Depositor or the QSPE Affiliate, as applicable, shall (A) be insolvent, (B) be made insolvent by its respective sale of Loans or
          (C) have reason to believe that its insolvency is imminent;

               (iv) the Revolving Period shall not have terminated;

               (v) as of such Transfer Date (after giving effect to the sale of Loans on such Transfer Date), there shall be no Overcollateralization Shortfall;

               (vi) Reserved;

               (vii) each of the representations and warranties made by the Loan Originator contained in Exhibit E with respect to the Loans shall be true and correct in all material respects as of the related Transfer Date with the same effect as if then made and the proviso set forth in
          Section 3.05 hereof with respect to Loans sold by a QSPE Affiliate shall not be applicable to any Loans, and the Depositor or the QSPE Affiliate, as applicable, shall have performed all obligations to be performed by it under the Basic Documents on or prior to such Transfer Date;

               (viii) the Depositor or the QSPE Affiliate shall, at its own expense, within one Business Day following the Transfer Date, indicate in its computer files that the Loans identified in each S&SA Assignment have been sold to the Issuer pursuant to this Agreement and the S&SA Assignment;

               (ix) the Depositor or the QSPE Affiliate shall have taken any action requested by the Indenture Trustee, the Issuer or the Noteholders required to maintain the ownership interest of the Issuer in the Trust Estate;

               (x) no selection procedures believed by the Depositor or the QSPE Affiliate to be adverse to the interests of the Noteholders shall have been utilized in selecting the Loans to be conveyed on such Transfer Date;

               (xi) the Depositor shall have provided the Issuer, the Indenture Trustee and the Noteholder Agent no later than two Business Days prior to such date a notice of Additional Note Principal Balance in the form of Exhibit A hereto;

               (xii) after giving effect to the Additional Note Principal Balance associated therewith, the Note Principal Balance will not exceed the Maximum Note Principal Balance;

               (xiii) all conditions precedent to the Depositor's purchase of Loans pursuant to the Loan Purchase and Contribution Agreement shall have been fulfilled as of such Transfer Date and, in the case of purchases from a QSPE Affiliate, all conditions precedent to the Issuer's purchase of Loans pursuant to the Master Disposition Confirmation Agreement shall have been fulfilled as of such Transfer Date;

               (xiv) all conditions precedent to the Noteholders' purchase of Additional Note Principal Balance pursuant to the Note Purchase Agreement shall have been fulfilled as of such Transfer Date; and

               (xv) with respect to each Loan acquired from any QSPE Affiliate that has a limited right of recourse to the Loan Originator under the terms of the applicable loan purchase agreement, the Loan Originator has not been required to pay any amount to or on behalf of such QSPE Affiliate that lowered the recourse to the Loan Originator available to such QSPE Affiliate below the maximum recourse to the Loan Originator available to such QSPE Affiliate under the terms of the related loan purchase contract providing for recourse by that QSPE Affiliate to the Loan Originator.

          (e) In the case of Wet Funded Loans, by no later than 9:00 p.m. (New York City time) on the related Transfer Date, the Issuer shall deliver or cause to be delivered to the Purchaser the related Loan Schedule as finalized, in computer-readable form acceptable to the Purchaser.

Section 2.07 Termination of Revolving Period.

          At the end of the Revolving Period or upon the occurrence of (i) an Event of Default or Default or (ii) the Unfunded Transfer Obligation Percentage equals 4% or less or (iii) Option One or any of its Affiliates shall default under, or shall otherwise materially breach the terms of any repurchase agreement, loan and security agreement or similar credit facility or agreement entered into by Option One or any of its Affiliates, including without limitation, the Sale and Servicing Agreement, dated as of April 1, 2001, among the Option One Owner Trust 2001-1A, the Depositor, Option One and the Indenture Trustee, the Sale and Servicing Agreement, dated as of April 1, 2001, among the Option One Owner Trust 2001-1B, the Depositor, Option One and the Indenture Trustee, the Sale and Servicing Agreement, dated as of July 2, 2002, among the Option One Owner Trust 2002-3, the Depositor, Option One and the Indenture Trustee, the Sale and Servicing Agreement, dated as of August 8, 2003, among the Option One Owner Trust 2003-4, the Depositor, Option One and the Indenture Trustee, the Sale and Servicing Agreement, dated as of November 1, 2003, among the Option One Owner Trust 2003-5, the Depositor, Option One and the Indenture Trustee, the Sale and Servicing Agreement, dated as of June 1, 2005, among the Option One Owner Trust 2005-6, the Depositor, Option One and the Indenture Trustee, the Sale and Servicing Agreement, dated as of September 1, 2005, among the Option One Owner Trust 2005-7, the Depositor, Option One and the Indenture Trustee, and such default, failure or breach shall entitle any counterparty to declare the Indebtedness thereunder to be due and payable prior to the maturity thereof. The Initial Noteholder may, in any such case, in its sole discretion, terminate the Revolving Period.

Section 2.08 Correction of Errors.

          The parties hereto who have relevant information shall cooperate to reconcile any errors in calculating the Sales Price from and after the Closing Date. In the event that an error in the Sales Price is discovered by either party, including without limitation, any error due to miscalculations of Market Value where insufficient information has been provided with respect to a Loan to make an accurate determination of Market Value as of any applicable Transfer Date, any miscalculations of Principal Balance, accrued interest, Overcollateralization Shortfall or aggregate unreimbursed Servicing Advances attributable to the applicable Loan, or any prepayments not properly credited, such party shall give prompt notice to the other parties hereto, and the party that shall have benefited from such error shall promptly remit to the other, by wire transfer of immediately available funds, the amount of such error with no interest thereon.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

Section 3.01 Representations and Warranties of the Depositor.

          The Depositor hereby represents, warrants and covenants to the other parties hereto and the Securityholders that as of the Closing Date and as of each Transfer Date:

          (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has, and had at all relevant times, full power to own its property, to carry on its business as currently conducted, to enter into and perform its obligations under each Basic Document to which it is a party;

          (b) The execution and delivery by the Depositor of each Basic Document to which the Depositor is a party and its performance of and compliance with all of the terms thereof will not violate the Depositor's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Depositor is a party or which are applicable to the Depositor or any of its assets;

          (c) The Depositor has the full power and authority to enter into and consummate the transactions contemplated by each Basic Document to which the Depositor is a party, has duly authorized the execution, delivery and performance of each Basic Document to which it is a party and has duly executed and delivered each Basic Document to which it is a party; each Basic Document to which it is a party, assuming due authorization, execution and delivery by the other party or parties thereto, constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms thereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (d) The Depositor is not in violation of, and the execution and delivery by the Depositor of each Basic Document to which the Depositor is a party and its performance and compliance with the terms of each Basic Document to which the Depositor is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or any of its properties or materially and adversely affect the performance of any of its duties hereunder;

          (e) There are no actions or proceedings against, or investigations of, the Depositor currently pending with regard to which the Depositor has received service of process and no action or proceeding against, or investigation of, the Depositor is, to the knowledge of the Depositor, threatened or otherwise pending before any court, administrative agency or other tribunal that (A) if determined adversely to the Depositor, have a reasonable possibility of prohibiting or preventing its entering into any of the Basic Documents to which it is a party or render the Securities invalid, (B) seek to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by any of the Basic Documents to which it is a party or (C) if determined adversely to the Depositor, would prohibit or materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, any of the Basic Documents to which it is a party or the Securities provided, however, that insofar as this representation relates to the Loan Originator's satisfaction of its financial covenants, there is also a reasonable possibility of an adverse determination of such action, proceeding or investigation having such effect;

          (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, any of the Basic Documents to which the Depositor is a party or the Securities, or for the consummation of the transactions contemplated by any of the Basic

Documents to which the Depositor is a party, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to such date;

          (g) The Depositor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of any of the Basic Documents to which it is a party or the assumption of any of its obligations thereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Depositor;

          (h) The Depositor did not transfer the Loans sold thereon by the Depositor to the Trust with any intent to hinder, delay or defraud any of its creditors; nor will the Depositor be rendered insolvent as a result of such sale;

          (i) The Depositor had good title to, and was the sole owner of, each Loan sold thereon by the Depositor free and clear of any lien other than any such lien released simultaneously with the sale contemplated herein, and, immediately upon each transfer and assignment herein contemplated, the Depositor will have delivered to the Trust good title to, and the Trust will be the sole owner of, each Loan transferred by the Depositor thereon free and clear of any lien;

          (j) The Depositor acquired title to each of the Loans sold thereon by the Depositor in good faith, without notice of any adverse claim;

          (k) None of the Basic Documents to which the Depositor is a party, nor any Officer's Certificate, statement, report or other document prepared by the Depositor and furnished or to be furnished by it pursuant to any of the Basic Documents to which it is a party or in connection with the transactions contemplated thereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

          (l) The Depositor is not required to be registered as an "investment company," under the Investment Company Act of 1940, as amended;

          (m) The transfer, assignment and conveyance of the Loans by the Depositor thereon pursuant to this Agreement is not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

          (n) The Depositor's principal place of business and chief executive offices are located at Irvine, California or at such other address as shall be designated by such party in a written notice to the other parties hereto;

          (o) The Depositor covenants that during the continuance of this Agreement it will comply in all respects with the provisions of its organizational documents in effect from time to time; and

          (p) The representations and warranties set forth in (h), (i), (j) and
(m) above were true and correct (with respect to the applicable QSPE Affiliate) with respect to each Loan transferred to the Trust by any QSPE Affiliate at the time such Loan was transferred to a QSPE Affiliate.

Section 3.02 Representations and Warranties of the Loan Originator.

          The Loan Originator hereby represents and warrants to the other parties hereto and the Securityholders that as of the Closing Date and as of each Transfer Date:

          (a) The Loan Originator is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (i) is duly qualified, in good standing and licensed to carry on its business in each state where any Mortgaged Property related to a Loan sold by it is located and (ii) is in compliance with the laws of any such jurisdiction, in both cases, to the extent necessary to ensure the enforceability of such Loans in accordance with the terms thereof and had at all relevant times, full corporate power to originate such Loans, to own its property, to carry on its business as currently conducted and to enter into and perform its obligations under each Basic Document to which it is a party;

          (b) The execution and delivery by the Loan Originator of each Basic Document to which it is a party and its performance of and compliance with the terms thereof will not violate the Loan Originator's articles of organization or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any contract, agreement or other instrument to which the Loan Originator is a party or which may be applicable to the Loan Originator or any of its assets;

          (c) The Loan Originator has the full power and authority to enter into and consummate all transactions contemplated by the Basic Documents to be consummated by it, has duly authorized the execution, delivery and performance of each Basic Document to which it is a party and has duly executed and delivered each Basic Document to which it is a party; each Basic Document to which it is a party, assuming due authorization, execution and delivery by each of the other parties thereto, constitutes a valid, legal and binding obligation of the Loan Originator, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (d) The Loan Originator is not in violation of, and the execution and delivery of each Basic Document to which it is a party by the Loan Originator and its performance and compliance with the terms of each Basic Document to which it is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Loan Originator or its properties or materially and adversely affect the performance of its duties under any Basic Document to which it is a party;

          (e) There are no actions or proceedings against, or investigations of, the Loan Originator currently pending with regard to which the Loan Originator has received service of process and no action or proceeding against, or investigation of, the Loan Originator is, to the knowledge of the Loan Originator, threatened or otherwise pending before any court, administrative agency or other tribunal that (A) if determined adversely to the Loan Originator, would prohibit its entering into any Basic Document to which it is a party or render the Securities invalid, (B) seek to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by any Basic Document to which it is a party or (C) if determined adversely to the Loan Originator, would have a reasonable possibility of prohibiting or preventing or materially and adversely affecting the sale of the Loans to the Depositor, the performance by the Loan Originator of its obligations under, or the validity or enforceability of, any Basic Document to which it is a party or the Securities; provided, however, that insofar as this representation relates to the Loan Originator's satisfaction of its financial covenants, there is also a reasonable possibility of an adverse determination of such action, proceeding or investigation having such effect;

          (f) No consent, approval, authorization or order of any court or governmental agency or body is required for: (1) the execution, delivery and performance by the Loan Originator of, or compliance by the Loan Originator with, any Basic Document to which it is a party, (2) the issuance of the Securities, (3) the sale and contribution of the Loans, or (4) the consummation of the transactions required of it by any Basic Document to which it is a party, except such as shall have been obtained before such date;

          (g) Immediately prior to the sale of any Loan to the Depositor, the Loan Originator had good title to the Loans sold by it on such date without notice of any adverse claim;

          (h) The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Loan Originator to the Purchaser in connection with the negotiation, preparation or delivery of the Basic Documents to which it is a party or delivered pursuant thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of the Loan Originator to the Noteholder Agent or any Noteholder in connection with the Basic Documents to which it is a party and the transactions contemplated thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified.

          (i) The Loan Originator is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations under each Basic Document to which it is a party; it will not be rendered insolvent by the execution and delivery of this Agreement or by the performance of its obligations under each Basic Document to which it is a party; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Loan Originator prior to the date hereof;

          (j) The Loan Originator has transferred the Loans transferred by it on or prior to such Transfer Date without any intent to hinder, delay or defraud any of its creditors;

          (k) The Loan Originator has received fair consideration and reasonably equivalent value in exchange for the Loans sold by it on such Transfer Date to the Depositor;

          (l) The Loan Originator has not dealt with any broker or agent or other Person who might be entitled to a fee, commission or compensation in connection with the transaction contemplated by this Agreement;

          (m) The Loan Originator is in compliance with each of its financial covenants set forth in Section 7.02; and

          (n) The Loan Originator's principal place of business and chief executive offices are located at Irvine, California or at such other address as shall be designated by such party in a written notice to the other parties hereto.

          It is understood and agreed that the representations and warranties set forth in this Section 3.02 shall survive delivery of the respective Custodial Loan Files to the Custodian (as the agent of the Indenture Trustee) and shall inure to the benefit of the Securityholders, the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee and the Issuer. Upon discovery by the Loan Originator, the Depositor, the Servicer, the Indenture Trustee or the Trust of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of any Loan or the interests of the Securityholders in any Loan or in the Securities, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties. The obligations of the Loan Originator set forth in Sections 2.05 and 3.06 hereof to cure any breach or to substitute for or repurchase an affected Loan shall constitute the sole remedies available hereunder to the Securityholders, the Depositor, the Servicer, the Indenture Trustee or the Trust respecting a breach of the representations and warranties contained in this Section 3.02. The fact that the Noteholder Agent or any Noteholder has conducted or has failed to conduct any partial or complete due diligence investigation of the Loan Files shall not affect the Securityholders rights to demand repurchase or substitution as provided under this Agreement.

Section 3.03 Representations, Warranties and Covenants of the Servicer.

          The Servicer hereby represents and warrants to and covenants with the other parties hereto and the Securityholders that as of the Closing Date and as of each Transfer Date:

          (a) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of California and (i) is duly qualified, in good standing and licensed to carry on its business in each state where any Mortgaged Property is located, and (ii) is in compliance with the laws of any such state, in both cases, to the extent necessary to ensure the enforceability of the Loans in accordance with the terms thereof and to perform its duties under each Basic Document to which it is a party and had at all relevant times, full corporate power to own its property, to carry on its business as currently conducted, to service the Loans and to enter into and perform its obligations under each Basic Document to which it is a party;

          (b) The execution and delivery by the Servicer of each Basic Document to which it is a party and its performance of and compliance with the terms thereof will not violate the Servicer's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Servicer is a party or which are applicable to the Servicer or any of its assets;

          (c) The Servicer has the full power and authority to enter into and consummate all transactions contemplated by each Basic Document to which it is a party, has duly authorized the execution, delivery and performance of each Basic Document to which it is a party and has duly executed and delivered each Basic Document to which it is a party. Each Basic Document to which it is a party, assuming due authorization, execution and delivery by each of the other parties thereto, constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (d) The Servicer is not in violation of, and the execution and delivery of each Basic Document to which it is a party by the Servicer and its performance and compliance with the terms of each Basic Document to which it is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or materially and adversely affect the performance of its duties under any Basic Document to which it is a party;

          (e) There are no actions or proceedings against, or investigations of, the Servicer currently pending with regard to which the Servicer has received notice or service of process; and no action or proceeding against, or investigation of, the Servicer is, to the knowledge of the Servicer, threatened or otherwise pending before any court, administrative agency or other tribunal or local, state or federal body or agency that (A) if determined adversely to the Servicer, would prohibit its entering into any Basic Document to which it is a party, (B) seek to prevent the consummation of any of the transactions contemplated by any Basic Document to which it is a party, (C) if determined adversely to the Servicer, would have a reasonable possibility of prohibiting or materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, any Basic Document to which it is a party or the Securities; provided, however, that insofar as this representation relates to the Loan Originator's satisfaction of its financial covenants, there is also a reasonable possibility of an adverse determination of such action, proceeding or investigation having such effect, or (D) allege that the Servicer has engaged in practices, with respect to any of the Loans, that are predatory, abusive, deceptive or otherwise wrongful under an applicable statute, regulation or ordinance or that are otherwise actionable and that have a reasonable possibility of adverse determination;

          (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, any Basic Document to which it is a party or the Securities, or for the consummation of the transactions contemplated by any Basic Document to which it is a party, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to such date;

          (g) The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Servicer to the Majority Noteholders in connection with the negotiation, preparation or delivery of the Basic Documents to which it is a party or delivered pursuant thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of the Servicer to the Majority Noteholders in connection with the Basic Documents to which it is a party and the transactions contemplated thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified.

          (h) The Servicer is solvent and will not be rendered insolvent as a result of the performance of its obligations pursuant to under the Basic Documents to which it is a party;

          (i) The Servicer acknowledges and agrees that the Servicing Compensation represents reasonable compensation for the performance of its services hereunder and that the entire Servicing Compensation shall be treated by the Servicer, for accounting purposes, as compensation for the servicing and administration of the Loans pursuant to this Agreement;

          (j) The Servicer is in compliance with each of its financial covenants set forth in Section 7.02;

          (k) Each Subservicer is an Eligible Servicer and the Servicer covenants to cause each Subservicer to be an Eligible Servicer; and

          (l) The Servicer has not engaged in any practice or activity with respect to the Loans, or any other loans, that is predatory, abusive, deceptive or otherwise wrongful under the statutes, regulations and ordinances, if any, that are applicable to the particular loans, or that is otherwise actionable.

          It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.03 shall survive delivery of the respective Custodial Loan Files to the Indenture Trustee or the Custodian on its behalf and shall inure to the benefit of the Depositor, the Securityholders, the Indenture Trustee and the Issuer. Upon discovery by the Loan Originator, the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee or the Issuer of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the value of any Loan or the interests of the Securityholders therein or in the Securities, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties. The fact that the Noteholder Agent or any Noteholder has conducted or has failed to conduct any partial or complete due diligence investigation shall not affect the Securityholders, rights to exercise their remedies as provided under this Agreement.

Section 3.04 Reserved.

Section 3.05 Representations and Warranties Regarding Loans.

          The Loan Originator makes each of the representations and warranties set forth on Exhibit E hereto with respect to each Loan, provided, however, that with respect to each Loan proposed to be transferred to the Issuer by a QSPE Affiliate, to the extent that the Loan Originator has at the time of such transfer actual knowledge of any facts or circumstances that would render any of such representations and warranties materially false, the Loan Originator shall notify the Noteholder Agent of such facts or circumstances and, in such event, shall have no obligation to make such materially false representation and warranty and the Issuer shall not purchase such Loan.

          In addition, the Loan Originator represents and warrants with respect to each Loan sold by a QSPE Affiliate that the Loan Originator has not been required to pay any amount to or on behalf of such QSPE Affiliate that lowered the recourse to the Loan Originator available to such QSPE Affiliate below the maximum recourse to the Loan Originator available to such QSPE Affiliate under the terms of any loan purchase agreement providing for recourse by that QSPE Affiliate to the Loan Originator.

Section 3.06 Purchase and Substitution.

          (a) It is understood and agreed that the representations and warranties set forth in Exhibit E hereto shall survive the conveyance of the Loans to the Indenture Trustee on behalf of the Issuer, and the delivery of the Securities to the Securityholders. Upon discovery by the Depositor, the Servicer, the Loan Originator, the Custodian, the Issuer, the Indenture Trustee or any Securityholder of a breach of any of such representations and warranties or the representations and warranties of the Loan Originator set forth in
Section 3.02 which materially and adversely affects the value or enforceability of any Loan or the interests of the Securityholders in any Loan (notwithstanding that such representation and warranty was made to the Loan Originator's best knowledge) or which constitutes a breach of the representations and warranties set forth in Exhibit E, the party discovering such breach shall give prompt written notice to the others. The Loan Originator shall within five Business Days of the earlier of the Loan Originator's discovery or the Loan Originator's receiving notice of any breach of a representation or warranty, promptly cure such breach in all material respects. If within five Business Days after the earlier of the Loan Originator's discovery of such breach or the Loan Originator's receiving notice thereof such breach has not been remedied by the Loan Originator and such breach materially and adversely affects the interests of the Securityholders in the related Loan (an "Unqualified Loan"), the Loan Originator shall promptly upon receipt of written instructions from the Majority Noteholders either (i) remove such Unqualified Loan from the Trust (in which case it shall become a Deleted Loan) and substitute one or more Qualified Substitute Loans in the manner and subject to the conditions set forth in this
Section 3.06 or (ii) purchase such Unqualified Loan at a purchase price equal to the Repurchase Price with respect to such Unqualified Loan by depositing or causing to be deposited such Repurchase Price in the Collection Account.

          Any substitution of Loans pursuant to this Section 3.06(a) shall be accompanied by payment by the Loan Originator of the Substitution Adjustment, if any, (x) if no Overcollateralization Shortfall exists on the date of such substitution (after giving effect to such substitution), remitted to the Noteholders in accordance with Section 5.01(c)(4)(i) or (y) otherwise to be deposited in the Collection Account pursuant to Section 5.01(b)(1) hereof.

          (b) As to any Deleted Loan for which the Loan Originator substitutes a Qualified Substitute Loan or Loans, the Loan Originator shall effect such substitution by delivering to the Indenture Trustee and the Noteholder Agent a certification executed by a Responsible Officer of the Loan Originator to the effect that the Substitution Adjustment, if any, has been (x) if no Overcollateralization Shortfall exists on the date of such substitution (after giving effect to such substitution), remitted to the Noteholders in accordance with Section 5.01(c)(4)(i), or (y) otherwise deposited in the Collection Account. As to any Deleted Loan for which the Loan Originator substitutes a Qualified Substitute Loan or Loans, the Loan Originator shall effect such substitution by delivering to the Custodian the documents constituting the Custodial Loan File for such Qualified Substitute Loan or Loans.

          The Servicer shall deposit in the Collection Account all payments received in connection with each Qualified Substitute Loan after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Loans on or before the date of substitution will be retained by the Loan Originator. The Trust will be entitled to all payments received on the Deleted Loan on or before the date of substitution and the Loan Originator shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Loan. The Loan Originator shall give written notice to the Issuer, the Servicer (if the Loan Originator is not then acting as such), the Indenture Trustee and the Noteholder Agent that such substitution has taken place and the Servicer shall amend the Loan Schedule to reflect (i) the removal of such Deleted Loan from the terms of this Agreement and (ii) the substitution of the Qualified Substitute Loan. The Servicer shall promptly deliver to the Issuer, the Loan Originator, the Indenture Trustee and the Noteholder Agent, a copy of the amended Loan Schedule. Upon such substitution, such Qualified Substitute Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Loan Originator shall be deemed to have made with respect to such Qualified Substitute Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Exhibit E hereto. On the date of such substitution, the Loan Originator will (x) if no Overcollateralization Shortfall exists as of the date of substitution (after giving effect to such substitution), remit to the Noteholders as provided in
Section 5.01(c)(4)(i) or (y) otherwise deposit into the Collection Account, in each case an amount equal to the related Substitution Adjustment, if any. In addition, on the date of such substitution, the Servicer shall cause the Indenture Trustee to release the Deleted Loan from the Lien of the Indenture and the Servicer will cause such Qualified Substitute Loan to be pledged to the Indenture Trustee under the Indenture as part of the Trust Estate.

          (c) With respect to all Unqualified Loans or other Loans repurchased by the Loan Originator pursuant to this Agreement, upon the deposit of the Repurchase Price therefor into the Collection Account or the conveyance of one or more Qualified Substitute Loans and payment of any Substitution Adjustment,
(i) the Issuer shall assign to the Loan Originator, without representation or warranty, all of the Issuer's right, title and interest in and to such

Unqualified Loan, which right, title and interest were conveyed to the Issuer pursuant to Section 2.01 hereof and (ii) the Indenture Trustee shall assign to the Loan Originator, without recourse, representation or warranty, all the Indenture Trustee's right, title and interest in and to such Unqualified Loans or Loans, which right, title and interest were conveyed to the Indenture Trustee pursuant to Section 2.01 hereof and the Indenture. The Issuer and the Indenture Trustee shall, at the expense of the Loan Originator, take any actions as shall be reasonably requested by the Loan Originator to effect the repurchase of any such Loans and to have the Custodian return the Custodial Loan File of the Deleted Loan to the Servicer.

          (d) It is understood and agreed that the obligations of the Loan Originator set forth in this Section 3.06 to cure, purchase or substitute for an Unqualified Loan constitute the sole remedies hereunder of the Depositor, the Issuer, the Indenture Trustee, the Owner Trustee and the Securityholders respecting a breach of the representations and warranties contained in Sections
3.02 hereof and in Exhibit E hereto. Any cause of action against the Loan Originator relating to or arising out of a defect in a Custodial Loan File or against the Loan Originator relating to or arising out of a breach of any representations and warranties made in Sections 3.02 hereof and in Exhibit E hereto shall accrue as to any Loan upon (i) discovery of such defect or breach by any party and notice thereof to the Loan Originator or notice thereof by the Loan Originator to the Indenture Trustee, (ii) failure by the Loan Originator to cure such defect or breach or purchase or substitute such Loan as specified above, and (iii) demand upon the Loan Originator, as applicable, by the Issuer or the Majority Noteholders for all amounts payable in respect of such Loan.

          (e) Neither the Issuer nor the Indenture Trustee shall have any duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Loan pursuant to this Section or the eligibility of any Loan for purposes of this Agreement.

Section 3.07 Dispositions.

          (a) The Majority Noteholders may at any time, and from time to time, require that the Issuer redeem all or any portion of the Note Principal Balance of the Notes by paying the Note Redemption Amount with respect to the Note Principal Balance to be redeemed in accordance with Section 10.04. In connection with any such redemption, the Issuer shall effect Dispositions at the direction of the Majority Noteholders in accordance with this Agreement, including in accordance with this Section 3.07.

          (b) (i) In consideration of the consideration received from the Depositor under the Loan Purchase and Contribution Agreement, the Loan Originator hereby agrees and covenants that in connection with each Disposition it shall effect the following:

          (A) make such representations and warranties concerning the Loans as of the "cut-off date" of the related Disposition to the Disposition Participants as may be necessary to effect the Disposition and such additional representations and warranties as may be necessary, in the reasonable opinion of any of the Disposition Participants, to effect such Disposition; provided, that, to the extent that the Loan Originator has at the time of the Disposition actual knowledge of any facts or circumstances that would render any of such representations and warranties materially false, the Loan Originator may notify the Disposition Participants of such facts or circumstances and, in such event, shall have no obligation to make such materially false representation and warranty;

          (B) supply such information, opinions of counsel, letters from law and/or accounting firms and other documentation and certificates regarding the origination of the Loans as any Disposition Participant shall reasonably request to effect a Disposition and enter into such indemnification agreements customary for such transaction relating to or in connection with the Disposition as the Disposition Participants may reasonably require;

          (C) make itself available for and engage in good faith consultation with the Disposition Participants concerning information to be contained in any document, agreement, private placement memorandum, or filing with the Securities and Exchange Commission relating to the Loan Originator or the Loans in connection with a Disposition and shall use reasonable efforts to compile any information and prepare any reports and certificates, into a form, whether written or electronic, suitable for inclusion in such documentation;

          (D) to implement the foregoing and to otherwise effect a Disposition, enter into, or arrange for its Affiliates to enter into insurance and indemnity agreements, underwriting or placement agreements, servicing agreements, purchase agreements and any other documentation which may reasonably be required of or reasonably deemed appropriate by the Disposition Participants in order to effect a Disposition; and

          (E) take such further actions as may be reasonably necessary to effect the foregoing;

provided, that notwithstanding anything to the contrary, (a) the Loan Originator shall have no liability for the Loans arising from or relating to the ongoing ability of the related Borrowers to pay under the Loans; (b) none of the indemnities hereunder shall constitute an unconditional guarantee by the Loan Originator of collectability of the Loans; (c) the Loan Originator shall have no obligation with respect to the financial inability of any Borrower to pay principal, interest or other amount owing by such Borrower under a Loan; and (d) the Loan Originator shall only be required to enter into documentation in connection with Dispositions that is consistent with the prior public securitizations of affiliates of the Loan Originator, provided that to the extent an Affiliate of any Noteholder acts as "depositor" or performs a similar function in a Securitization, additional indemnities and informational representations and warranties are provided which are consistent with those in the Basic Documents and may upon request of the Loan Originator be set forth in a separate agreement between such Affiliate of the Noteholder and the Loan Originator.

               (ii) In the event of any Disposition to the Loan Originator or any of its Affiliates (except in connection with a Securitization or a Disposition to a QSPE Affiliate), the purchase price paid by the Loan Originator or any such Affiliate shall be the "fair market value" of the Loans subject to such Disposition (as determined by the Market Value Agent based upon recent sales of comparable loans or such other objective criteria as may be approved for determining "fair market value" by a "Big Four" national accounting firm).

               (iii) As long as no Event of Default or Default shall have occurred and be continuing under this Agreement or the Indenture, the Servicer may continue to service the Loans included in any Disposition subject to any applicable "term-to-term" servicing provisions in
          Section 9.01(c) and subject to any required amendments to the related servicing provisions as may be necessary to effect the related Disposition including but not limited to the obligation to make recoverable principal and interest advances on the Loans.

          After the termination of the Revolving Period, the Issuer shall effect one or more Dispositions at the direction of the Disposition Agent, and the Loan Originator and the Depositor agree to use commercially reasonable efforts to effectuate such Dispositions.

          (c) The Issuer shall effect Dispositions at the direction of the Majority Noteholders in accordance with the terms of this Agreement and the Basic Documents. In connection therewith, the Trust agrees to assist the Loan Originator in such Dispositions and accordingly it shall, at the request and direction of the Majority Noteholders:

               (i) transfer, deliver and sell all or a portion of the Loans, as of the "cut-off dates" of the related Dispositions, to such Disposition Participants as may be necessary to effect the Dispositions; provided, that any such sale shall be for "fair market value," as determined by the Market Value Agent in its reasonable discretion;

               (ii) deposit the cash Disposition Proceeds into the Distribution Account pursuant to Section 5.01(c)(2)(D);

               (iii) to the extent that a Securitization creates any Retained Securities, to accept such Retained Securities as a part of the Disposition Proceeds in accordance with the terms of this Agreement; and

               (iv) take such further actions, including executing and delivering documents, certificates and agreements, as may be reasonably necessary to effect such Dispositions.

          (d) The Servicer hereby covenants that it will take such actions as may be reasonably necessary to effect Dispositions as the Disposition Participants may request and direct, including without limitation providing the Loan Originator such information as may be required to make representations and warranties required hereunder, and covenants that it will make such representations and warranties regarding its servicing of the Loans hereunder as of the Cut-off Date of the related Disposition as reasonably required by the Disposition Participants.

          (e) [Reserved.]

          (f) The Majority Noteholders may effect Whole Loan Sales upon written notice to the Servicer of its intent to cause the Issuer to effect a Whole Loan Sale at least five (5) Business Days in advance thereof. The Disposition Agent shall serve as agent for Whole Loan Sales and will receive a reasonable fee for such services provided that no such fee shall be payable if (i) the Loan Originator or its Affiliates purchase such Loans and (ii) no Event of Default or Default shall have occurred. The Loan Originator or its Affiliates may concurrently bid to purchase Loans in a Whole Loan Sale; provided, however, that neither the Loan Originator nor any such Affiliates shall pay a price in excess of the fair market value thereof (as determined by the Market Value Agent based upon recent sales of comparable loans or such other objective criteria as may be approved for determining "fair market value" by a "Big Four" national accounting firm). In the event that the Loan Originator does not bid in any such Whole Loan Sale, it shall have a right of first refusal to purchase the Loans offered for sale at the price offered by the highest bidder. The Disposition Agent shall conduct any Whole Loan Sale subject to the Loan Originator's right of first refusal and shall promptly notify the Loan Originator of the amount of the highest bid. The Loan Originator shall have five (5) Business Days following its receipt of such notice to exercise its right of first refusal by notifying the Disposition Agent in writing.

          (g) Except as otherwise expressly set forth under this Section 3.07, the parties' rights and obligations under this Section 3.07 shall continue notwithstanding the occurrence of an Event of Default.

          (h) The Disposition Participants (and the Majority Noteholders to the extent directing the Disposition Participants) shall be independent contractors to the Issuer and shall have no fiduciary obligations to the Issuer or any of its Affiliates. In that connection, the Disposition Participants shall not be liable for any error of judgment made in good faith and shall not be liable with respect to any action they take or omit to take in good faith in the performance of their duties.

Section 3.08 Loan Originator Put; Servicer Call.

          (a) Loan Originator Put. The Loan Originator shall promptly purchase, upon the written demand of the Majority Noteholders, any Put/Call Loan; provided, however, that the Loan Originator may (if it is at that time the Servicer), upon receipt of such demand, elect to repurchase such Put/Call Loan pursuant to (b) below, in which case such repurchase shall be deemed a Servicer Call.

          (b) Servicer Call. The Servicer may repurchase any Put/Call Loan at any time. Such Servicer Call shall be solely at the option of the Servicer. Prior to exercising a Servicer Call, the Servicer shall deliver written notice to the Majority Noteholders and the Indenture Trustee which notice shall identify each Loan to be purchased and the Repurchase Price therefor; provided, however, that the Servicer may irrevocably waive its right to repurchase any Put/Call Loan as soon as reasonably practicable following its receipt of notice of the occurrence of any event or events giving rise to such Loan being a Put/Call Loan.

          (c) In connection with each Loan Originator Put, the Loan Originator shall deposit into the Collection Account the Repurchase Price for the Loans to be repurchased. In connection with each Servicer Call, the Servicer shall deposit into the Collection Account the Repurchase Price for the Loans to be purchased. The aggregate Repurchase Price of all Loans transferred pursuant to Section 3.08(a) as of any date shall in no event exceed the Unfunded Transfer Obligation at the time of the related Loan Originator Put.

Section 3.09 Modification of Underwriting Guidelines.

          The Loan Originator shall give the Noteholders prompt written notification of any modification or change to the Underwriting Guidelines. If the Noteholder Agent object in writing to any modification or change to the Underwriting Guidelines within 15 days after receipt of such notice, no Loans may be conveyed to the Issuer pursuant to this Agreement unless such Loans have been originated pursuant to the Underwriting Guidelines without giving effect to such modification or change. Notwithstanding anything contained in this Agreement to the contrary, any Loan conveyed to the Issuer pursuant to this Agreement pursuant to a modification or change to the Underwriting Guidelines that has been rejected by the Noteholders or which the Noteholders did not receive notice of, such Loan shall be deemed an Unqualified Loan and be repurchased or substituted for in accordance with Section 3.06.

                                   ARTICLE IV

                    ADMINISTRATION AND SERVICING OF THE LOANS

Section 4.01 Servicer's Servicing Obligations.

          The Servicer, as independent contract servicer, shall service and administer the Loans in accordance with the terms and provisions set forth in the Servicing Addendum, which Servicing Addendum is incorporated herein by reference.

Section 4.02 Financial Statements.

          (a) So long as the Notes remain outstanding, the Servicer shall furnish to the Noteholders:

               (i) annual consolidated audited financial statements of the Servicer and its Affiliates no later than 105 days after the Servicer's Fiscal Year;

               (ii) quarterly unaudited statements of the Servicer no later than 60 days after quarter-end;

               (iii) monthly unaudited statements of the Servicer no later than 45 days after month-end;

               (iv) on a timely basis, (i) quarterly and annual consolidating financial statements reflecting material intercompany adjustments,
          (ii) all form 10-K, registration statements and other "corporate finance" filings made with the SEC (other than 8-K filings), provided, however, that the Servicer shall provide the Noteholders a copy of the H&R Block, Inc.'s annual SEC Form 10-K filing no later than 105 days after year-end, and (iii) any other financial information that the Noteholders may reasonably request; and

               (v) monthly portfolio performance data with respect to the mortgage loans the Servicer services, including, without limitation, any outstanding delinquencies, prepayments in whole or in part, and repurchases by the Servicer.

          (b) Any and all financial statements set forth in Section 4.02(a)(i)-(iv) above shall be prepared in accordance with GAAP.

                                    ARTICLE V
              ESTABLISHMENT OF TRUST ACCOUNTS; TRANSFER OBLIGATION

Section 5.01 Collection Account and Distribution Account.

          (a) (1) Establishment of Collection Account. The Servicer, for the benefit of the Noteholders, shall cause to be established and maintained one or more Collection Accounts (collectively, the "Collection Account"), which shall be separate Eligible Accounts entitled "Option One Owner Trust 2005-8 Collection Account, Wells Fargo Bank, N.A., as Indenture Trustee, for the benefit of the Option One Owner Trust 2005-8 Mortgage-Backed Notes." The Collection Account shall be maintained with a depository institution and shall satisfy the requirements set forth in the definition of Eligible Account. Funds in the Collection Account shall be invested in accordance with Section 5.03 hereof. Net investment earnings shall not be considered part of funds available in the Collection Account.

               (2) Establishment of Distribution Account. The Servicer, for the benefit of the Noteholders, shall cause to be established and maintained, one or more Distribution Accounts (collectively, the "Distribution Account"), which shall be separate Eligible Accounts, entitled "Option One Owner Trust 2005-8 Distribution Account, Wells Fargo Bank, N.A., as Indenture Trustee, for the benefit of the Option One Owner Trust 2005-8 Mortgage-Backed Notes." The Distribution Account shall be maintained with a depository institution and shall satisfy the requirements set forth in the definition of Eligible Account. Funds in the Distribution Account shall be invested in accordance with Section 5.03 hereof. The Servicer may, at its option, maintain one account to serve as both the Distribution Account and the Collection Account, in which case, the account shall be entitled "Option One Owner Trust 2005-8 Collection/Distribution Account, Wells Fargo Bank, N.A., as Indenture Trustee, for the benefit of the Option One Owner Trust 2005-8 Mortgage-Backed Notes." If the Servicer makes such an election, all references herein or in any other Basic Document to either the Collection Account or the Distribution Account shall mean the Collection/Distribution Account described in the preceding sentence.

               (3) The Servicer will inform the Indenture Trustee of the location of any accounts held in the Indenture Trustee's name, including any location to which an account is transferred.

          (b) Deposits to Collection Account. The Servicer shall deposit or cause to be deposited (without duplication):

               (i) all payments on or in respect of each Loan collected on or after the related Transfer Cut-off Date (net, in each case, of any Servicing Compensation retained therefrom) within two (2) Business Days after receipt thereof;

               (ii) all Net Liquidation Proceeds within two (2) Business Days after receipt thereof;

               (iii) all Mortgage Insurance Proceeds within two (2) Business Days after receipt thereof;

               (iv) all Released Mortgaged Property Proceeds within two (2) Business Days after receipt thereof;

               (v) any amounts payable in connection with the repurchase of any Loan and the amount of any Substitution Adjustment pursuant to Sections 2.05 and 3.06 hereof concurrently with payment thereof;

               (vi) any Repurchase Price payable in connection with a Servicer Call pursuant to Section 3.08 hereof concurrently with payment thereof;

               (vii) the deposit of the Termination Price under Section 10.02 hereof concurrently with payment thereof;

               (viii) Nonutilization Fees;

               (ix) [Reserved];

               (x) any payments received under Hedging Instruments or the return of amounts by the Hedging Counterparty pledged pursuant to prior Hedge Funding Requirements in accordance with the last sentence of this
          Section 5.01(b)(1); and

               (xi) any Repurchase Price payable in connection with a Loan Originator Put remitted by the Loan Originator pursuant to Section
          3.08 hereof.

          Except as otherwise expressly provided in Section 5.01(c)(4)(i), the Servicer agrees that it will cause the Loan Originator, Borrower or other appropriate Person paying such amounts, as the case may be, to remit directly to the Servicer for deposit into the Collection Account all amounts referenced in clauses (i) through (xi) to the extent such amounts are in excess of a Monthly Payment on the related Loan. To the extent the Servicer receives any such amounts, it will deposit them into the Collection Account on the same Business Day as receipt thereof.

          (c) Withdrawals From Collection Account; Deposits to Distribution Account.

          (1) Withdrawals From Collection Account -- Reimbursement Items. The Paying Agent shall periodically but in any event on each Determination Date, make the following withdrawals from the Collection Account prior to any other withdrawals, in no particular order of priority:

     (i) to withdraw any amount not required to be deposited in the Collection Account or deposited therein in error, including Servicing Compensation;

     (ii) to withdraw the Servicing Advance Reimbursement Amount; and

     (iii) to clear and terminate the Collection Account in connection with the termination of this Agreement.

          (2) Deposits to Distribution Account - Payment Dates.

          (A) On the Business Day prior to each Payment Date, the Paying Agent shall deposit into the Distribution Account such amounts as are required from the Transfer Obligation Account pursuant to Sections 5.05(e), 5.05(f), 5.05(g) and 5.05(h).

          (B) After making all withdrawals specified in Section 5.01(c)(1) above, on each Remittance Date, the Paying Agent (based on information provided by the Servicer for such Payment Date), shall withdraw the Monthly Remittance Amount (or, with respect to an additional Payment Date pursuant to Section 5.01(c)(4)(ii), all amounts on deposit in the Collection Account on such date up to the amount necessary to make the payments due on the related Payment Date in accordance with Section 5.01(c)(3)) from the Collection Account not later than 5:00 P.M., New York City time and deposit such amount into the Distribution Account.

          (C) [Reserved].

          (D) The Servicer shall deposit or cause to be deposited in the Distribution Account any cash Disposition Proceeds pursuant to Section
          3.07. To the extent the Servicer receives such amounts, it will deposit them into the Distribution Account on the same Business Day as receipt thereof.

          (3) Withdrawals From Distribution Account -- Payment Dates. On each Payment Date, to the extent funds are available in the Distribution Account, the Paying Agent (based on the information provided by the Servicer contained in the Servicer's Remittance Report for such Payment Date) shall make withdrawals therefrom for application in the following order of priority:

               (i) to distribute on such Payment Date the following amounts in the following order: (a) to the Indenture Trustee, an amount equal to the Indenture Trustee Fee and all unpaid Indenture Trustee Fees from prior Payment Dates and all amounts owing to the Indenture Trustee pursuant to Section 6.07 of the Indenture and not paid by the Servicer or the Depositor up to an amount not to exceed $25,000 per annum, (b) to the Custodian, an amount equal to the Custodian Fee and all unpaid Custodian Fees from prior Payment Dates,
          (c) to the Servicer, (x) an amount equal to the Servicing Compensation and all unpaid Servicing Compensation from prior Payment Dates (to the extent not retained from collections or remitted to the Servicer pursuant to Section 5.01(c)) and (y) all Nonrecoverable Servicing Advances not previously reimbursed and (d) to the Servicer, in trust for the Owner Trustee, an amount equal to the Owner Trustee Fee and all unpaid Owner Trustee Fees from prior Payment Dates;

               (ii) to distribute on such Payment Date, the Hedge Funding Requirement to the appropriate Hedging Counterparties;

               (iii) to the holders of the Notes pro rata, the sum of the Interest Payment Amount for such Payment Date and the Interest Carry-Forward Amount for the preceding Payment Date;

               (iv) to the holders of the Notes pro rata, the Overcollateralization Shortfall for such Payment Date; provided, however, that if (a) a Rapid Amortization Trigger shall have occurred and not been Deemed Cured or (b) an Event of Default under the Indenture or Default shall have occurred, the holders of the Notes shall receive, in respect of principal, all remaining amounts on deposit in the Distribution Account;

               (v) to the Purchaser, the Nonutilization Fee for such Payment Date, to the extent payable, together with any Nonutilization Fees unpaid from any prior Payment Dates;

               (vi) to the appropriate Person, amounts in respect of Issuer/Depositor Indemnities (as defined in the Trust Agreement) and Due Diligence Fees until such amounts are paid in full;

               (vii) to the Transfer Obligation Account, all remaining amounts until the balance therein equals the Transfer Obligation Target Amount;

               (viii) to the Indenture Trustee all amounts owing to the Indenture Trustee pursuant to Section 6.07 of the Indenture and not paid pursuant to clause (i) above; and

               (ix) to the holders of the Trust Certificates, subject to Section 5.2(b) of the Trust Agreement, all amounts remaining therein; provided, however, if the Owner Trustee has notified the Paying Agent that any amounts are due and owing to it and remain unpaid, then first to the Owner Trustee, such amounts.

          (4) (i) If the Loan Originator or the Servicer, as applicable, repurchases, purchases or substitutes a Loan pursuant to Section 2.05, 3.06, 3.08(a), 3.08(b) or 3.08(c), then the Noteholders and the Issuer shall deem such date to be an additional Payment Date and the Issuer shall provide written notice to the Indenture Trustee and the Paying Agent of such additional Payment Date at least one Business Day prior to such Payment Date. On such additional Payment Date, the Loan Originator or the Servicer, in satisfaction of its obligations under Section 2.05, 3.06, 3.08(a) 3.08(b) or 3.08(c) and in satisfaction of the obligations of the Issuer and the Paying Agent to distribute such amounts to the Noteholders pursuant to Section 5.01(c), shall remit to the Noteholders, on behalf of the Issuer and the Paying Agent, an amount equal to the Repurchase Prices and any Substitution Adjustments (as applicable) to be paid by the Loan Originator or the Servicer by 12:00 p.m. New York City time, as applicable, under such Section, on such Payment Date, and the Note Principal Balance will be reduced accordingly. Such amounts shall be deemed deposited into the Collection Account and the Distribution Account, as applicable, and such amounts will be deemed distributed pursuant to the terms of
Section 5.01(c). Upon notice of an additional Payment Date to the Paying Agent and the Indenture Trustee as provided above, the Paying Agent shall provide the Loan Originator or the Servicer (as applicable) information necessary so that remittances to the Noteholders pursuant to this clause (4)(i) may be made by the Loan Originator or the Servicer, as applicable, in compliance with Section 5.02(a) hereof.

               (ii) To the extent that there is deposited in the Collection Account or the Distribution Account any amounts referenced in Section 5.01(b)(1)(vii) and 5.01(c)(2)(D), the Majority Noteholders and the Issuer may agree, upon reasonable written notice to the Paying Agent and the Indenture Trustee, to additional Payment Dates. The Issuer and the Majority Noteholders shall give the Paying Agent and the Indenture Trustee at least one (1) Business Day's written notice prior to such additional Payment Date and such notice shall specify each amount in
          Section 5.01(c) to be withdrawn from the Collection Account and Distribution Account on such day.

               (iii) To the extent that there is deposited in the Distribution Account any amounts referenced in Section 5.05(f), the Majority Noteholders may, in their sole discretion, establish an additional Payment Date by written notice delivered to the Paying Agent and the Indenture Trustee at least one Business Day prior to such additional Payment Date. On such additional Payment Date, the Paying Agent shall pay the sum of the Overcollateralization Shortfall to the Noteholders in respect of principal on the Notes.

          Notwithstanding that the Notes have been paid in full, the Indenture Trustee, the Paying Agent and the Servicer shall continue to maintain the Distribution Account hereunder until this Agreement has been terminated.

Section 5.02 Payments to Securityholders.

          (a) All distributions made on the Notes on each Payment Date or pursuant to Section 5.04(b) of the Indenture will be made on a pro rata basis among the Noteholders of record of the Notes on the next preceding Record Date based on the Percentage Interest represented by their respective Notes, without preference or priority of any kind, and, except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of such Noteholder, if such Noteholder shall own of record Notes having a Percentage Interest (as defined in the Indenture) of at least 20% and shall have so notified the Paying Agent and the Indenture Trustee five (5) Business Days prior to the related Record Date, and otherwise by check mailed to the address of such Noteholder appearing in the Note Register. The final distribution on each Note will be made in like manner, but only upon presentment and surrender of such Note at the location specified in the notice to Noteholders of such final distribution.

          (b) All distributions made on the Trust Certificates on each Payment Date or pursuant to Section 5.04(b) of the Indenture will be made in accordance with the Percentage Interest among the holders of the Trust Certificates of record on the next preceding Record Date based on their Percentage Interests (as defined in the Trust Agreement) on the date of distribution, without preference or priority of any kind, and, except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of each such holder, if such holder shall own of record a Trust Certificate in an original denomination aggregating at least 25% of the Percentage Interests and shall have so notified the Paying Agent and the Indenture Trustee five (5) Business Days prior to the related Record Date, and otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Trust Certificate will be made in like manner, but only upon presentment and surrender of such Trust Certificate at the location specified in the notice to holders of the Trust Certificates of such final distribution. Any amount distributed to the holders of the Trust Certificates on any Payment Date shall not be subject to any claim or interest of the Noteholders. In the event that at any time there shall be more than one Certificateholder, the Indenture Trustee shall be entitled to reasonable additional compensation from the Servicer for any increase in its obligations hereunder.

Section 5.03 Trust Accounts; Trust Account Property.

          (a) Control of Trust Accounts. Each of the Trust Accounts established hereunder has been pledged by the Issuer to the Indenture Trustee under the Indenture and shall be subject to the Lien of the Indenture. Amounts distributed from each Trust Account in accordance with the terms of this Agreement shall be released for the benefit of the Securityholders from the Trust Estate upon such distribution thereunder or hereunder. The Indenture Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property and the Trust Estate. If, at any time, any Trust Account ceases to be an Eligible Account, the Indenture Trustee shall, within ten Business Days (or such longer period, not to exceed 30 calendar days, with the prior written consent of the Majority Noteholders) (i) establish a new Trust Account as an Eligible Account, (ii) terminate the ineligible Trust Account, and (iii) transfer any cash and investments from such ineligible Trust Account to such new Trust Account.

          With respect to the Trust Accounts, the Issuer and the Indenture Trustee agree, that each such Trust Account shall be subject to the "control" (in accordance with Section 9-104 of the Uniform Commercial Code) of the Indenture Trustee for the benefit of the Noteholders, and, except as may be consented to in writing by the Majority Noteholders, or provided in the


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

related Blocked Account Agreement, the Indenture Trustee shall have sole signature and withdrawal authority with respect thereto.

          The Servicer (unless it is also the Paying Agent) shall not be entitled to make any withdrawals or payments from the Trust Accounts.

          (b) (1) Investment of Funds. Funds held in the Collection Account, the Distribution Account and the Transfer Obligation Account may be invested (to the extent practicable and consistent with any requirements of the Code) in Permitted Investments, as directed by the Servicer prior to the occurrence of an Event of Default and by the Majority Noteholders thereafter, in writing or facsimile transmission confirmed in writing by the Servicer or Majority Noteholders, as applicable. In the event the Indenture Trustee has not received such written direction, such Funds shall be invested in any Permitted Investment described in clause (i) of the definition of Permitted Investments. In any case, funds in the Collection Account, the Distribution Account and the Transfer Obligation Account must be available for withdrawal without penalty, and any Permitted Investments must mature or otherwise be available for withdrawal, one Business Day prior to the next Payment Date and shall not be sold or disposed of prior to its maturity subject to Subsection (b)(2) of this Section. All interest and any other investment earnings on amounts or investments held in the Collection Account, the Distribution Account and the Transfer Obligation Account shall be paid to the Servicer immediately upon receipt by the Indenture Trustee. All Permitted Investments in which funds in the Collection Account, the Distribution Account or the Transfer Obligation Account are invested must be held by or registered in the name of "Wells Fargo Bank, N.A., as Indenture Trustee, in trust for the Option One Owner Trust 2005-8 Mortgage-Backed Notes."

               (2) Insufficiency and Losses in Trust Accounts. If any amounts are needed for disbursement from the Collection Account, the Distribution Account or the Transfer Obligation Account held by or on behalf of the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in the Collection Account, the Distribution Account or the Transfer Obligation Account, as the case may be. The Indenture Trustee shall not be liable for any investment loss or other charge resulting therefrom, unless such loss or charge is caused by the failure of the Indenture Trustee to perform in accordance with written directions provided pursuant to this Section 5.03.

          If any losses are realized in connection with any investment in the Collection Account, the Distribution Account or the Transfer Obligation Account pursuant to this Agreement during a period in which the Servicer has the right to direct investments pursuant to Section 5.03(b), then the Servicer shall deposit the amount of such losses (to the extent not offset by income from other investments in the Collection Account, the Distribution Account or the Transfer Obligation Account, as the case may be) into the Collection Account, the Distribution Account or the Transfer Obligation Account, as the case may be, immediately upon the realization of such loss. All interest and any other investment earnings on amounts held in the Collection Account, the Distribution Account and the Transfer Obligation Account shall be taxed to the Issuer and for federal and state income tax purposes the Issuer shall be deemed to be the owner of the Collection Account, the Distribution Account and/or the Transfer Obligation Account, as the case may be.

          (c) Subject to Section 6.01 of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Trust Account held by the Indenture Trustee resulting from any investment loss on any Permitted Investment included therein.

          (d) With respect to the Trust Account Property, the Indenture Trustee acknowledges and agrees that:

          (1) any Trust Account Property that is held in deposit accounts or securities accounts shall be held solely in the Eligible Accounts, subject to the last sentence of Subsection (a) of this Section 5.03; and each such Eligible Account shall be subject to the "control" (in accordance with Section 9-104 of the Uniform Commercial Code) of the Indenture Trustee; and, without limitation on the foregoing, the Indenture Trustee shall have sole signature authority with respect thereto;

          (2) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraphs (a) and (b) of the definition of "Delivery" in Section 1.01 hereof and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Indenture Trustee;

          (3) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (c) of the definition of "Delivery" in Section 1.01 hereof and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

          (4) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (3) above shall be delivered to the Indenture Trustee in accordance with paragraph (d) of the definition of "Delivery" in Section 1.01 hereof and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.

Section 5.04 Advance Account.

          (a) The Servicer shall cause to be established and maintained in its name, an Advance Account (the "Advance Account"), with respect to which a Blocked Account Agreement acceptable to the Purchasers shall be duly executed. The Advance Account shall be a separate Eligible Account. The Advance Account shall be maintained with a financial institution acceptable to the Purchasers and shall be maintained for and on behalf of the Purchasers, entitled


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

"Merrill Lynch Bank USA, for the benefit of the Issuer, Re: Custodial Agreement dated as of October 1, 2005." Amounts in the Advance Account may not be invested.

          (b) Deposits and Withdrawals. Amounts in respect of the transfer of Additional Note Principal Balances and Loans shall be deposited into and withdrawn from the Advance Account as provided in Sections 2.01(c) and 2.06 hereof and Section 3.01 of the Note Purchase Agreement. Any amounts on deposit in the Advance Account but not applied on any Transfer Date shall remain in the Advance Account and may be applied to any subsequent transfer of Additional Note Principal Balances and Loans, subject to the conditions set forth in Section 2.01(c) and 2.06 hereof and Section 3.01(b) of the Note Purchase Agreement. Notwithstanding the foregoing, in the event that any amounts on deposit in the Advance Account are not applied to a transfer of Additional Note Principal Balances and Loans within one (1) Business Day of the deposit into the Advance Account, such amounts shall be immediately returned to the Purchasers.

Section 5.05 Transfer Obligation Account.

          (a) The Servicer, for the benefit of the Noteholders, shall cause to be established and maintained in the name of the Indenture Trustee a Transfer Obligation Account (the "Transfer Obligation Account"), which shall be a separate Eligible Account and may be interest-bearing, entitled "Option One Owner Trust 2005-8 Transfer Obligation Account, Wells Fargo Bank, N.A., as Indenture Trustee, in trust for the Option One Owner Trust 2005-8 Mortgage-Backed Notes." The Indenture Trustee shall have no monitoring or calculation obligation with respect to withdrawals from the Transfer Obligation Account. Amounts in the Transfer Obligation Account shall be invested in accordance with Section 5.03 hereof.

          (b) In accordance with Section 5.06 hereof, the Loan Originator shall deposit into the Transfer Obligation Account any amounts as may be required thereby.

          (c) On each Payment Date, the Paying Agent will deposit in the Transfer Obligation Account any amounts required to be deposited therein pursuant to Section 5.01(c)(3)(vii).

          (d) On the date of each Disposition, the Paying Agent shall withdraw from the Transfer Obligation Account such amount on deposit therein in respect of the payment of Transfer Obligations as may be requested by the Disposition Agent in writing to effect such Disposition.

          (e) On each Payment Date, the Paying Agent shall withdraw from the Transfer Obligation Account and deposit into the Distribution Account on such Payment Date the lesser of (x) the amount then on deposit in the Transfer Obligation Account and (y) the Interest Carry-Forward Amount as of such date.

          (f) If with respect to any Business Day there exists an Overcollateralization Shortfall, the Paying Agent, upon the written direction of the Majority Noteholders, shall withdraw from the Transfer Obligation Account and deposit into the Distribution Account on


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

such Business Day the lesser of (x) the amount then on deposit in the Transfer Obligation Account and (y) the amount of such Overcollateralization Shortfall as of such date.

          (g) If with respect to any Payment Date there shall exist a Hedge Funding Requirement, the Paying Agent, upon the written direction of the Servicer or the Majority Noteholders, shall withdraw from the Transfer Obligation Account and deposit into the Distribution Account on the Business Day prior to such Payment Date the lesser of (x) the amount then on deposit in the Transfer Obligation Account (after making all other required withdrawals therefrom with respect to such Payment Date) and (y) the amount of such Hedge Funding Requirement as of such date.

          (h) In the event of the occurrence of an Event of Default under the Indenture, the Paying Agent shall withdraw all remaining funds from the Transfer Obligation Account and apply such funds in satisfaction of the Notes as provided in Section 5.04(b) of the Indenture.

          (i) (i) The Paying Agent shall return to the Loan Originator all amounts on deposit in the Transfer Obligation Account (after making all other withdrawals pursuant to this Section 5.05) until the Majority Noteholders provide written notice to the Indenture Trustee (with a copy to the Loan Originator and the Servicer) of the occurrence of a default or event of default (however defined) under any Basic Document with respect to the Issuer, the Depositor, the Loan Originator or any of their Affiliates and (ii) upon the date of the termination of this Agreement pursuant to Article X, the Paying Agent shall withdraw any remaining amounts from the Transfer Obligation Account and remit all such amounts to the Loan Originator.

Section 5.06 Transfer Obligation.

          (a) In consideration of the transactions contemplated by the Basic Documents, the Loan Originator agrees and covenants with the Depositor that:

               (i) In connection with each Disposition it shall fund, or cause to be funded, reserve funds, pay credit enhancer fees, pay, or cause to be paid, underwriting fees, fund any negative difference between the cash Disposition Proceeds and the aggregate Note Principal Balance at the time of such Disposition, and make, or cause to be made, such other payments as may be, in the reasonable opinion of the Disposition Agent, commercially reasonably necessary to effect Dispositions, in each case to the extent that Disposition Proceeds are insufficient to pay such amounts;

               (ii) In connection with Hedging Instruments, on the Business Day prior to each Payment Date, it shall deliver to the Servicer for deposit into the Transfer Obligation Account any Hedge Funding Requirement (to the extent amounts available on the related Payment Date pursuant to Section 5.01 hereof are insufficient to make such payment), when, as and if due to any Hedging Counterparty;


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

               (iii) If any Interest Carry-Forward Amount shall occur, it shall deposit into the Transfer Obligation Account any such Interest Carry-Forward Amount on or before the Business Day preceding such related Payment Date;

               (iv) If on any Business Day there exists an Overcollateralization Shortfall, upon the written direction of the Majority Noteholders, it shall on such Business Day deposit into the Transfer Obligation Account the full amount of the Overcollateralization Shortfall as of such date, provided, that in the event that notice of such Overcollateralization Shortfall is provided to the Loan Originator after 3:00 p.m. New York City time, the Loan Originator shall make such deposit on the following Business Day;

               (v) If on any applicable Payment Date, the amount available to pay the Nonutilization Fee is insufficient, the Loan Originator shall deposit the amount of such shortfall on the Business Day prior to such Payment Date;

               (vi) If the amount available to pay the Indemnified Party against any Losses (as such terms are defined in the Note Purchase Agreement) is insufficient, the Loan Originator shall promptly deposit the amount of such shortfall; and

               (vii) Notwithstanding anything to the contrary herein, in the event of the occurrence of an Event of Default under the Indenture, the Loan Originator shall promptly deposit into the Transfer Obligation Account the entire amount of the Unfunded Transfer Obligation;

provided, that notwithstanding anything to the contrary contained herein, the Loan Originator's cumulative payments under or in respect of the Transfer Obligations (after subtracting therefrom any amounts returned to the Loan Originator pursuant to Section 5.05(i)(i)) together with the Servicer's payments in respect of any Loan Originator Puts shall not in the aggregate exceed the Unfunded Transfer Obligation.

          (b) The Loan Originator agrees that the Noteholders, as ultimate assignee of the rights of the Depositor under this Agreement and the other Basic Documents, may enforce the rights of the Depositor directly against the Loan Originator.

                                   ARTICLE VI
              STATEMENTS AND REPORTS; SPECIFICATION OF TAX MATTERS

Section 6.01 Statements.

          (a) No later than 12:00 noon (New York City time) on each Remittance Date, the Servicer shall deliver to the Indenture Trustee and the Noteholders by electronic transmission, the receipt and legibility of which shall be confirmed by telephone, and with hard copy thereof to be delivered no later than one (1) Business Day after such Remittance Date, the Servicer's Remittance Report, setting forth the date of such Report (day, month and year), the name of the Issuer (i.e., "Option One Owner Trust 2005-8"), and the date of this Agreement, all


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

in substantially the form set out in Exhibit B hereto. Furthermore, on each Remittance Date, the Servicer shall deliver to the Indenture Trustee and the Noteholders a data file providing, with respect to each Loan in the Loan Pool as of the last day of the related Remittance Period (i) if such Loan is an ARM, the current Loan Interest Rate; (ii) the Principal Balance with respect to such Loan; (iii) the date of the last Monthly Payment paid in full; and (iv) such other information as may be reasonably requested by the Noteholder Agent and the Indenture Trustee. In addition, no later than 12:00 noon (New York City time) on the 15th day of each calendar month (or if such day is not a Business Day, the preceding Business Day), the Custodian shall prepare and provide to the Servicer and the Indenture Trustee by facsimile, the Custodian Fee Notice for the Payment Date falling in such calendar month.

          (b) No later than 12:00 noon (New York City time) on each Remittance Date, the Servicer shall prepare (or cause to be prepared) and provide to the Indenture Trustee electronically, receipt confirmed by telephone, and each Noteholder, a statement (the "Payment Statement"), stating each date and amount of a purchase of Additional Note Principal Balance (day, month and year), the name of the Issuer (i.e., "Option One Owner Trust 2005-8"), the date of this Agreement, restating all of the information set forth in the Loan Schedule for all Loans as of such Remittance Date and the following information:

               (1) the aggregate amount of collections in respect of principal of the Loans received by the Servicer during the preceding Remittance Period;

               (2) the aggregate amount of collections in respect of interest on the Loans received by the Servicer during the preceding Remittance Period;

               (3) all Mortgage Insurance Proceeds received by the Servicer during the preceding Remittance Period and not required to be applied to restoration or repair of the related Mortgaged Property or returned to the Borrower under applicable law or pursuant to the terms of the applicable Mortgage Insurance Policy;

               (4) all Net Liquidation Proceeds deposited by the Servicer into the Collection Account during the preceding Remittance Period;

               (5) all Released Mortgaged Property Proceeds deposited by the Servicer into the Collection Account during the preceding Remittance Period;

               (6) the aggregate amount of all Servicing Advances made by the Servicer during the preceding Remittance Period;

               (7) the aggregate of all amounts deposited into the Distribution Account in respect of the repurchase of Unqualified Loans and the repurchase of Loans pursuant to Section 2.05 hereof during the preceding Remittance Period;

               (8) the aggregate Principal Balance of all Loans for which a Servicer Call was exercised during the preceding Remittance Period;


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

               (9) the aggregate Principal Balance of all Loans for which a Loan Originator Put was exercised during the preceding Remittance Period;

               (10) the aggregate amount of all payments received under Hedging Instruments during the preceding Remittance Period;

               (11) the aggregate amount of all withdrawals from the Distribution Account pursuant to Section 5.01(c)(1)(i) hereof during the preceding Remittance Period;

               (12) the aggregate amount of cash Disposition Proceeds received during the preceding Remittance Period;

               (13) withdrawals from the Collection Account in respect of the Servicing Advance Reimbursement Amount with respect to the related Payment Date;

               (14) [reserved];

               (15) the number and aggregate Principal Balance of all Loans that are (i) 30-59 days Delinquent, (ii) 60- 89 days Delinquent, (iii) 90 or more days Delinquent as of the end of the related Remittance Period;

               (16) the aggregate amount of Liquidated Loan Losses incurred (i) during the preceding Remittance Period, and (ii) during the preceding three Remittance Periods;

               (17) the aggregate of the Principal Balances of all Loans in the Loan Pool as of the end of the related Remittance Period;

               (18) the aggregate amount of all deposits into the Distribution Account from the Transfer Obligation Account pursuant to Sections 5.05(e), 5.05(f), 5.05(g), and 5.05(h) on the related Payment Date;

               (19) the aggregate amount of distributions in respect of Servicing Compensation to the Servicer, and unpaid Servicing Compensation from prior Payment Dates for the related Payment Date;

               (20) the aggregate amount of distributions in respect of Indenture Trustee Fees and unpaid Indenture Trustee Fees from prior Payment Dates for the related Payment Date;

               (21) the aggregate amount of distributions in respect of the Custodian Fee and unpaid Custodian Fees from prior Payment Dates for the related Payment Date;

               (22) the aggregate amount of distributions in respect of the Owner Trustee Fees and unpaid Owner Trustee Fees from prior Payment Dates and for the related Payment Date;

               (23) the Unfunded Transfer Obligation and Overcollateralization Shortfall on such Payment Date for the related Payment Date;


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               (24) the aggregate amount of distributions to the Transfer
Obligation Account for the related Payment Date;

               (25) the aggregate amount of distributions in respect of Trust/Depositor Indemnities for the related Payment Date;

               (26) the aggregate amount of distributions to the holders of the Trust Certificates for the related Payment Date;

               (27) the Note Principal Balance of the Notes as of the last day of the related Remittance Period (without taking into account any Additional Note Principal Balance between the last day of such Remittance Period and the related Payment Date) before and after giving effect to distributions made to the holders of the Notes for such Payment Date;

               (28) the Pool Principal Balance as of the end of the preceding Remittance Period; and

               (29) whether a Performance Trigger or a Rapid Amortization Trigger shall exist with respect to such Payment Date.

Such Payment Statement shall also be provided on the Remittance Date to the Noteholders and Indenture Trustee in the form of a data file in a form mutually agreed to by and between the Noteholders, the Indenture Trustee and the Servicer. The Indenture Trustee shall have no duty to monitor the occurrence of a Performance Trigger, Rapid Amortization Trigger or any events resulting in withdrawals from the Transfer Obligation Account.

Section 6.02 Specification of Certain Tax Matters.

          The Paying Agent shall comply with all requirements of the Code and applicable state and local law with respect to the withholding from any distributions made to any Securityholder of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith, giving due effect to any applicable exemptions from such withholding and effective certifications or forms provided by the recipient. Any amounts withheld pursuant to this Section 6.02 shall be deemed to have been distributed to the Securityholders, as the case may be, for all purposes of this Agreement. The Indenture Trustee shall have no responsibility for preparing or filing any tax returns.

Section 6.03 Valuation of Loans, Hedge Value and Retained Securities Value; Market Value Agent.

          (a) The Noteholders hereby irrevocably appoint, and the Issuer hereby consents to the appointment of, the Market Value Agent as agent on behalf of the Noteholders to determine the Market Value of each Loan, the Hedge Value of each Hedging Instrument and the Retained Securities Value of all Retained Securities.

          (b) Except as otherwise set forth in Section 3.07 hereof, on each Business Day, the Market Value Agent shall determine the Market Value of each Loan, for the purposes of


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

the Basic Documents, in its sole discretion exercised in good faith. In determining the Market Value of each Loan, the Market Value Agent may consider any information that it may deem relevant, including, without limitation, the expected proceeds of the sale of such Loan following the occurrence and continuation of an Event of Default. The Market Value Agent's determination, in its sole discretion exercised in good faith, of Market Value shall be conclusive and binding upon the parties hereto, absent manifest error (including without limitation, any error contemplated in Section 2.08).

          (c) On each Business Day, the Market Value Agent shall determine in its sole judgment the Hedge Value of each Hedging Instrument as of such Business Day. In making such determination the Market Value Agent may rely exclusively on quotations provided by the Hedging Counterparty, by leading dealers in instruments similar to such Hedging Instrument, which leading dealers may include the Market Value Agent and its Affiliates and such other sources of information as the Market Value Agent may deem appropriate.

          (d) On each Business Day, the Market Value Agent shall determine in its sole judgment the Retained Securities Value of the Retained Securities, if any, expected to be issued pursuant to such Securitization as of the closing date of such Securitization. In making such determination the Market Value Agent may rely exclusively on quotations provided by leading dealers in instruments similar to such Retained Securities, which leading dealers may include the Market Value Agent and its Affiliates and such other sources of information as the Market Value Agent may deem appropriate.

                                   ARTICLE VII
                          HEDGING; FINANCIAL COVENANTS

Section 7.01 Hedging Instruments.

          (a) On each Transfer Date, the Trust shall enter into such Hedging Instruments as the Market Value Agent, on behalf of the Noteholders, shall determine are necessary in order to hedge the interest rate risk with respect to the Loans being purchased on such Transfer Date. The Market Value Agent shall determine, in its sole discretion, whether any Hedging Instrument conforms to the requirements of Section 7.01(b), (c) and (d).

          (b) Each Hedging Instrument shall expressly provide that in the event of a Disposition or other removal of the Loan from the Trust, such portion of the Hedging Instrument shall terminate as the Disposition Agent deems appropriate to facilitate the hedging of the risks specified in Section 7.01(a). In the event that the Hedging Instrument is not otherwise terminated, it shall contain provisions that allow the position of the Trust to be assumed by an Affiliate of the Trust upon the liquidation of the Trust. The terms of the assignment documentation and the credit quality of the successor to the Trust shall be subject to the Hedging Counterparty's approval.

          (c) Any Hedging Instrument that provides for any payment obligation on the part of the Issuer must (i) be without recourse to the assets of the Issuer,
(ii) contain a non-petition covenant provision in the form of Section 11.13,
(iii) limit payment dates thereunder
to Payment Dates and (iv) contain a provision limiting any cash payments due on any day under such Hedging Instrument solely to funds available therefor in the Collection Account on such day pursuant to Section 5.01(c)(3)(ii) hereof and funds available therefor in the Transfer Obligation Account.

          (d) Each Hedging Instrument must (i) provide for the direct payment of any amounts thereunder to the Collection Account pursuant to Section 5.01(b)(1)(x), (ii) contain an assignment of all of the Issuer's rights (but none of its obligations) under such Hedging Instrument to the Indenture Trustee and shall include an express consent to the Hedging Counterparty to such assignment, (iii) provide that in the event of the occurrence of an Event of Default, such Hedging Instrument shall terminate upon the direction of the Majority Noteholders, (iv) prohibit the Hedging Counterparty from "setting-off" or "netting" other obligations of the Issuer or its Affiliates against such Hedging Counterparty's payment obligations thereunder, (v) provide that the appropriate portion of the Hedging Instrument will terminate upon the removal of the related Loans from the Trust Estate and (vi) have economic terms that are fixed and not subject to alteration after the date of assumption or execution.

          (e) If agreed to by the Majority Noteholders, the Issuer may pledge its assets in order to secure its obligations in respect of Hedge Funding Requirements, provided that such right shall be limited solely to Hedging Instruments for which an Affiliate of the Initial Noteholder is a Hedging Counterparty.

          (f) The aggregate notional amount of all Hedging Instruments shall not exceed the Note Principal Balance as of the date on which each Hedging Instrument is entered into by the Issuer and a Hedging Counterparty.

Section 7.02 Financial Covenants.

          (a) Each of the Loan Originator and the Servicer shall maintain a minimum Tangible Net Worth $425 million as of any day.

          (b) Each of the Loan Originator and the Servicer shall maintain a ratio of 1.0 or greater at any time pursuant to the Capital Adequacy Test, attached as Exhibit G hereto.

          (c) Neither the Loan Originator nor the Servicer may exceed a maximum non-warehouse leverage ratio (the ratio of (i) the sum of (A) all funded debt (excluding debt from H&R Block, Inc. or any of its Affiliates and all non-recourse debt) less (B) 91% of its mortgage loan inventory held for sale less (C) 90% of servicing advance receivables (determined and valued in accordance with GAAP) to (ii) Tangible Net Worth) of 0.50x at any time. Any direct or indirect debt provided by H&R Block, Inc. will be subject to a subordination agreement; or, if H&R Block, Inc. does not enter into a subordination agreement, the maximum permitted non-warehouse leverage ratio including debt from H&R Block, Inc. will be 1.0x at any time, provided, that no more than 0.5x of such non-warehouse leverage ratio can be funded by entities not affiliated with Option One or H&R Block, Inc.

          (d) Each of the Loan Originator and the Servicer shall maintain a minimum liquidity facility (defined as a committed, unsecured, non-amortizing liquidity facility from H&R


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

Block, Inc. not to mature (scheduled or accelerated) prior to the Maturity Date) in an amount no less than $150 million. Such facility from H&R Block, Inc. cannot contain covenants or termination events more restrictive than the covenants or termination events contained in the Basic Documents.

          (e) Each of the Loan Originator and the Servicer shall maintain a minimum "Net Income" (defined and determined in accordance with GAAP) of at least $1.00 based on the total of the current quarter combined with the previous three quarters.

          (f) Each of the Loan Originator and the Servicer, on a quarterly basis, shall provide the Noteholder Agent with an Officer's Certificate stating that the Loan Originator or the Servicer, as the case may be, is in compliance with the financial covenants set forth in this Section 7.02 and the details of such compliance.

                                  ARTICLE VIII
                                  THE SERVICER

Section 8.01 Indemnification; Third Party Claims.

          (a) The Servicer shall indemnify the Loan Originator, the Owner Trustee, the Trust, the Depositor, the Indenture Trustee and the Noteholders, their respective officers, directors, employees, agents and "control persons," as such term is used under the Act and under the Securities Exchange Act of 1934 as amended (each a "Servicer Indemnified Party") and hold harmless each of them against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Loans in compliance with the terms of this Agreement except to the extent such loss arises out of such Servicer Indemnified Party's gross negligence or willful misconduct; provided, however, that if the Servicer is not liable pursuant to the provisions of Section 8.01(b) hereof for its failure to perform its duties and service the Loans in compliance with the terms of this Agreement, then the provisions of this Section 8.01 shall have no force and effect with respect to such failure. The provisions of this indemnity shall run directly to and be enforceable by a Servicer Indemnified Party subject to the limitations hereof.

          (b) None of the Loan Originator, the Depositor or the Servicer or any of their respective Affiliates, directors, officers, employees or agents shall be under any liability to the Owner Trustee, the Issuer, the Indenture Trustee or the Securityholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Loan Originator, the Depositor, the Servicer or any of their respective Affiliates, directors, officers, employees, agents against the remedies provided herein for the breach of any warranties, representations or covenants made herein, or against any expense or liability specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof, or against any expense or liability which would otherwise be imposed by reason of misfeasance, bad faith or negligence in the performance of the respective duties of the Servicer, the Depositor or the Loan Originator, as the case may be. The Loan Originator, the Depositor, the Servicer and any of their respective Affiliates, directors, officers, employees, agents may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder.

          (c) The Loan Originator agrees to indemnify and hold harmless the Depositor and the Noteholders, as the ultimate assignees from the Depositor (each an "Originator Indemnified Party," together with the Servicer Indemnified Parties, the "Indemnified Parties"), from and against any loss, liability, expense, damage, claim or injury arising out of or based on (i) any breach of any representation, warranty or covenant of the Loan Originator, the Servicer or their Affiliates, in any Basic Document, including, without limitation, the origination or prior servicing of the Loans by reason of any acts, omissions, or alleged acts or omissions arising out of activities of the Loan Originator, the Servicer or their Affiliates, and (ii) any untrue statement by the Loan Originator, the Servicer or its Affiliates of any material fact or any such Person's failure to state a material fact necessary to make such statements not misleading with respect to any such Person's statements contained in any Basic Document, including, without limitation, any Officer's Certificate, statement, report or other document or information prepared by any such Person and furnished or to be furnished by it pursuant to or in connection with the transactions contemplated thereby and not corrected prior to completion of the relevant transaction including, without limitation, such written information as may have been and may be furnished in connection with any due diligence investigation with respect to the Loans or any such Person's business, operations or financial condition, including reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that the Loan Originator shall not indemnify an Originator Indemnified Party to the extent such loss, liability, expense, damage or injury is due to either an Originator Indemnified Party's willful misfeasance, bad faith or negligence or by reason of an Originator Indemnified Party's reckless disregard of its obligations hereunder; provided, further, that the Loan Originator shall not be so required to indemnify an Originator Indemnified Party or to otherwise be liable hereunder or under any provision of the Basic Documents to an Originator Indemnified Party for any losses in respect of the performance of the Loans, the insolvency, bankruptcy, delinquency, creditworthiness and similar characteristics of the Borrowers under the Loans, the uncollectability of any principal, interest, and any other charges (including late fees) under such loans, changes in the market value of the Loans or other similar investment risks associated with the Loans arising from a breach of any representation or warranty set forth in Exhibit E hereto, the sole remedy for the breach of which is provided in Section 3.06 hereof. The provisions of this indemnity shall run directly to and be enforceable by an Originator Indemnified Party subject to the limitations hereof.

          (d) With respect to a claim subject to indemnity hereunder made by any Person against an Indemnified Party (a "Third Party Claim"), such Indemnified Party shall notify the related indemnifying parties (each an "Indemnifying Party") in writing of the Third Party Claim within a reasonable time after receipt by such Indemnified Party of written notice of the Third Party Claim unless the Indemnifying Parties shall have previously obtained actual knowledge thereof. Thereafter, the Indemnified Party shall deliver to the Indemnifying Parties, within a reasonable time after the Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim. No failure to give such notice or deliver such documents shall effect the rights to indemnity hereunder. Each Indemnifying Party shall promptly notify the Indenture Trustee and the Indemnified Party (if other than the Indenture Trustee) of any claim of which it has been notified and shall promptly notify the Indenture Trustee and the Indemnified Party (if applicable) of its intended course of action with respect to any claim.

          (e) If a Third Party Claim is made against an Indemnified Party, while maintaining control over its own defense, the Indemnified Party shall cooperate and consult fully with the Indemnifying Party in preparing such defense, and the Indemnified Party may defend the same in such manner as it may deem appropriate, including settling such claim or litigation after giving notice to the Indemnifying Party of such terms and the Indemnifying Party will promptly reimburse the Indemnified Party upon written request; provided, however, that the Indemnified Party may not settle any claim or litigation without the consent of the Indemnifying Party; provided, further, that the Indemnifying Party shall have the right to reject the selection of counsel by the Indemnified Party if the Indemnifying Party reasonably determines that such counsel is inappropriate in light of the nature of the claim or litigation and shall have the right to assume the defense of such claim or litigation if the Indemnifying Party determines that the manner of defense of such claim or litigation is unreasonable.

Section 8.02 Merger or Consolidation of the Servicer.

          The Servicer shall keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation and maintain such other licenses and permits in each jurisdiction necessary to protect the validity and enforceability of each Basic Document to which it is a party and each of the Loans and to perform its duties under each Basic Document to which it is a party; provided, however, that the Servicer may merge or consolidate with any other corporation upon the satisfaction of the conditions set forth in the following paragraph.

          Subject to the prior written consent of the Majority Noteholders, any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer, as applicable hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such merger, conversion, consolidation or succession to the Indenture Trustee and the Issuer.

Section 8.03 Limitation on Liability of the Servicer and Others.

          The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of
Section 8.01 hereof, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the Loans in accordance with this Agreement.

Section 8.04 Servicer Not to Resign; Assignment.

          The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) with the consent of the Majority Noteholders or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to clause (b) of the preceding sentence permitting the resignation of the Servicer shall be evidenced by an Independent opinion of counsel to such effect delivered (at the expense of the Servicer) to the Indenture Trustee and the Majority Noteholders. No resignation of the Servicer shall become effective until a successor servicer, appointed pursuant to the provisions of Section 9.02 hereof shall have assumed the Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

          Except as expressly provided herein, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void.

          The Servicer agrees to cooperate with any successor Servicer in effecting the transfer of the Servicer's servicing responsibilities and rights hereunder pursuant to the first paragraph of this Section 8.04, including, without limitation, the transfer to such successor of all relevant records and documents (including any Loan Files in the possession of the Servicer) and all amounts received with respect to the Loans and not otherwise permitted to be retained by the Servicer pursuant to this Agreement. In addition, the Servicer, at its sole cost and expense, shall prepare, execute and deliver any and all documents and instruments to the successor Servicer including all Loan Files in its possession and do or accomplish all other acts necessary or appropriate to effect such termination and transfer of servicing responsibilities.

Section 8.05 Relationship of Servicer to Issuer and the Indenture Trustee.

          The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Issuer, the Owner Trustee and the Indenture Trustee under this Agreement is intended by the parties hereto to be that of an independent contractor and not of a joint venturer, agent or partner of the issuer, the Owner Trustee or the Indenture Trustee.

Section 8.06 Servicer May Own Securities.

          Each of the Servicer and any Affiliate of the Servicer may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Servicer or an Affiliate thereof except as otherwise specifically provided herein; provided, however, that at any time that Option One or any of its Affiliates is the Servicer, neither the Servicer nor any of its Affiliates (other than an Affiliate which is a corporation whose purpose is limited to holding securities and related activities and which cannot incur recourse debt) may be a Noteholder. Securities so owned by or pledged to the Servicer or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority, or distinction as among all of the Securities; provided, however, that any Securities owned by the Servicer or any Affiliate thereof, during the time such Securities are owned by them, shall be without voting rights for any purpose set forth in this Agreement unless the Servicer or such Affiliate owns all outstanding Securities of the related class. The Servicer shall notify the Indenture Trustee promptly after it or any of its Affiliates becomes the owner or pledgee of a Security.

Section 8.07 Indemnification of the Indenture Trustee, Noteholder and the Noteholder Agent.

          The Servicer agrees to indemnify the Indenture Trustee and its employees, officers, directors and agents, and reimburse its reasonable out-of-pocket expenses in accordance with Section 6.07 of the Indenture as if it was a signatory thereto. The Servicer agrees to indemnify the Noteholders and the Noteholder Agent in accordance with Section 9.01 of the Note Purchase Agreement as if it were signatory thereto.

                                   ARTICLE IX
                           SERVICER EVENTS OF DEFAULT

Section 9.01 Servicer Events of Default.

          (a) In case one or more of the following Servicer Events of Default shall occur and be continuing, that is to say:

               (1) any failure by the Servicer to deposit into the Collection Account or the Distribution Account or any failure by the Servicer to make payments therefrom in accordance with Section 5.01 hereof; or

               (2) any failure on the part of the Servicer duly to observe or perform in any material respect any other of the material covenants or agreements on the part of the Servicer, contained in any Basic Document to which it is a party, which continues unremedied for a period of 30 days (or, in the case of payment of insurance premiums, for a period of 15 days) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any other party hereto or to the Servicer (with copy to each other party hereto), by Holders of 25% of the Percentage Interests of the Notes or the Trust Certificates; or

               (3) any breach on the part of the Servicer of any representation or warranty contained in any Basic Document to which it is a party that materially and adversely affects the interests of any of the parties hereto or any Securityholder and which continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Servicer by any other party hereto or to the Servicer (with copy to each other party hereto), by the Noteholder Agent or Holders of 25% of the Percentage Interests (as defined in the Indenture) of the Notes; or

               (4) there shall have been commenced before a court or agency or supervisory authority having jurisdiction in the premises an involuntary proceeding against the Servicer under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, which action shall not have been dismissed for a period of 60 days; or

               (5) the Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

               (6) the Servicer (or the Loan Originator if the Servicer is not Option One) fails to comply with the Financial Covenants; or

               (7) the Servicer ceases to be a 100% direct or indirect wholly-owned subsidiary of H&R Block Inc.; or

               (8) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing.

          Then, and in each and every such case, so long as a Servicer Event of Default shall not have been remedied, the Indenture Trustee or the Majority Noteholders, by notice in writing to the Servicer may, in addition to whatever rights such Person may have at law or in equity to damages, including injunctive relief and specific performance, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the Loans and the proceeds thereof, as servicer under this Agreement. Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Loans or otherwise, shall, subject to Section 9.02 hereof, pass to and be vested in a successor servicer, and the successor servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Loans and related documents. The Servicer agrees to cooperate with the successor servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the successor servicer for administration by it of all amounts which shall at the time be credited by the Servicer to each Collection Account or thereafter received with respect to the Loans.

          (b) Upon the occurrence of (i) an Event of Default or Default under any of the Basic Documents, (ii) a Servicer Event of Default under this Agreement, (iii) a Rapid Amortization Trigger or (iv) an event that shall have a reasonable possibility of materially impairing the ability of the Servicer to service and administer the Loans in accordance with the terms and provisions set forth in the Basic Documents (each, a "Term Event"), the Servicer's right to service the Loans pursuant to the terms of this Agreement shall be in effect for an initial period commencing on the date on which such Term Event occurred and shall automatically terminate at 5:00 p.m., New York City time, on the last Business Day of the calendar month in which such Term Event occurred (the "Initial Term"). Thereafter, the Initial Term shall be extendible in the sole discretion of the Majority Noteholders by written notice (each, a "Servicer Extension Notice") of the Noteholders for successive one-month terms (each such term ending at 5:00 p.m., New York City time, on the last business day of the related month). Following a Term Event, the Servicer hereby agrees that the Servicer shall be bound for the duration of the Initial Term and the term covered by any such Servicer Extension Notice to act as the Servicer pursuant to this Agreement. Following a Term Event, the Servicer agrees that if, as of 3:00 p.m. New York City time on the last Business Day of any month, the Servicer shall not have received a Servicer Extension Notice from the Majority Noteholders, the Servicer shall give written notice of such non-receipt to the Noteholders by 4:00 p.m. New York City time. Following a Term Event, the failure of the Noteholders, to deliver a Servicer Extension Notice by 5:00 p.m. New York City time shall result in the automatic and immediate termination of the Servicer (the "Termination Date"). Notwithstanding these time frames, the Servicer and the Noteholders shall comply with all applicable laws in connection with such transfer and the Servicer shall continue to service the Loans until completion of such transfer.

Section 9.02 Appointment of Successor.

          On and after the date the Servicer receives a notice of termination pursuant to Section 9.01 hereof or is automatically terminated pursuant to
Section 9.01(c) hereof, or the Owner Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel or accompanied by the consents required by Section 8.04 hereof, or the Servicer is removed as servicer pursuant to this Article IX or Section 4.01 of the Servicing Addendum, then, the Majority Noteholders shall appoint a successor servicer to be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, that the successor servicer shall not be liable for any actions of any servicer prior to it.

          The successor servicer shall be obligated to make Servicing Advances hereunder. As compensation therefor, the successor servicer appointed pursuant to the following paragraph, shall be entitled to all funds relating to the Loans which the Servicer would have been entitled to receive from the Collection Account pursuant to Section 5.01 hereof as if the Servicer had continued to act as servicer hereunder, together with other Servicing Compensation in the form of assumption fees, late payment charges or otherwise as provided in Section 4.15 of the Servicing Addendum. The Servicer shall not be entitled to any termination fee if it is terminated pursuant to Section 9.01 hereof but shall be entitled to any accrued and unpaid Servicing Compensation to the date of termination.

          Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly to the successor servicer. The compensation of any successor servicer appointed shall be the Servicing Fee, together with other Servicing Compensation provided for herein. The Indenture Trustee, the Issuer, any Custodian, the Servicer and any such successor servicer shall take such action, consistent with this Agreement, as shall be reasonably necessary to effect any such succession. Any costs or expenses incurred by the Indenture Trustee in connection with the termination of the Servicer and the succession of a successor servicer shall be an expense of the outgoing Servicer and, to the extent not paid thereby, an expense of such successor servicer. The Servicer agrees to cooperate with the Indenture Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the successor servicer all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the successor servicer all amounts which then have been or should have been deposited in any Trust Account maintained by the Servicer or which are thereafter received with respect to the Loans. Upon the occurrence of an Event of Default, the Majority Noteholders shall have the right to order the Servicer's Loan Files and all other files of the Servicer relating to the Loans and all other records of the Servicer and all documents relating to the Loans which are then or may thereafter come into the possession of the Servicer or any third party acting for the Servicer to be delivered to such custodian or servicer as it selects and the Servicer shall deliver to such custodian or servicer such assignments as the Majority Noteholders shall request. No successor servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until written notice of such proposed appointment shall have been provided to the Majority Noteholders, the Indenture Trustee, the Issuer and the Depositor, the Noteholders and the Issuer shall have consented in writing thereto.

          In connection with such appointment and assumption, the Majority Noteholders may make such arrangements for the compensation of such successor servicer out of payments on the Loans as they and such successor servicer shall agree.

Section 9.03 Waiver of Defaults.

          The Majority Noteholders may waive any events permitting removal of the Servicer as servicer pursuant to this Article IX. Upon any waiver of a past default, such default shall cease to exist and any Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

Section 9.04 Accounting Upon Termination of Servicer.

          Upon termination of the Servicer under this Article IX, the Servicer shall, at its own expense:

          (a) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee the funds in any Trust Account maintained by the Servicer;

          (b) deliver to its successor or, if none shall yet have been appointed, to the Custodian all Loan Files and related documents and statements held by it hereunder and a Loan portfolio computer transmission or disk;


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

          (c) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee and to the Issuer and the Securityholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for payments or charges with respect to the Loans; and

          (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.

                                    ARTICLE X
                             TERMINATION; PUT OPTION

Section 10.01 Termination.

          (a) This Agreement shall terminate upon either: (A) the later of (i) the satisfaction and discharge of the Indenture and the provisions thereof, including payment to the Noteholders of all amounts due and owing in accordance with the provisions hereof or (ii) the disposition of all funds with respect to the last Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable, including, in both cases, without limitation, indemnification payments payable pursuant to any Basic Document to the Indenture Trustee, the Owner Trustee, the Issuer, the Servicer and the Custodian, written notice of the occurrence of either of which shall be provided to the Indenture Trustee by the Servicer; or (B) the mutual consent of the Servicer, the Depositor and all Securityholders in writing and delivered to the Indenture Trustee by the Servicer.

          (b) The Securities shall be subject to an early redemption or termination at the option of the Servicer and the Majority Noteholders in the manner and subject to the provisions of Section 10.02 and 10.04 of this Agreement.

          (c) Except as provided in this Article X, none of the Depositor, the Servicer nor any Certificateholder or Noteholder shall be entitled to revoke or terminate the Trust.

Section 10.02 Optional Termination.

          The Servicer may, at its option, effect an early termination of the Trust on any Payment Date on or after the Clean-up Call Date. The Servicer shall effect such early termination by providing notice thereof to the Indenture Trustee and Owner Trustee and by purchasing all of the Loans at a purchase price, payable in cash, equal to or greater than the Termination Price. The expense of any Independent appraiser required in connection with the calculation and payment of the Termination Price under this Section 10.02 shall be a nonreimbursable expense of the Servicer.

          Any such early termination by the Servicer shall be accomplished by depositing into the Collection Account on the third Business Day prior to the Payment Date on which the purchase is to occur the amount of the Termination Price to be paid. The Termination Price and any amounts then on deposit in the Collection Account (other than any amounts withdrawable pursuant to Section 5.01(c)(1) hereof) shall be deposited in the Distribution Account and distributed by the Indenture Trustee pursuant to
Section 5.01(c)(3) of this Agreement and Section 9.1 of the Trust Agreement on the next succeeding Payment Date; and any amounts received with respect to the Loans and Foreclosure Properties subsequent to the final Payment Date shall belong to the purchaser thereof.

Section 10.03 Notice of Termination.

          Notice of termination of this Agreement or of early redemption and termination of the Issuer pursuant to Section 10.01 shall be sent by the Indenture Trustee to the Noteholders in accordance with Section 10.02 of the Indenture.

Section 10.04 Put Option.

          The Majority Noteholders may, at their option, effect a put of the entire outstanding Note Principal Balance, or any portion thereof, to the Trust on any date by exercise of the Put Option. The Majority Noteholders shall effect such put by providing notice thereof in accordance with Section 10.05 of the Indenture.

          Unless otherwise agreed by the Majority Noteholders, on the third Business Day prior to the Put Date, the Issuer shall deposit the Note Redemption Amount into the Distribution Account and, if the Put Date occurs after the termination of the Revolving Period and constitutes a put of the entire outstanding Note Principal Balance, any amounts then on deposit in the Collection Account (other than any amounts withdrawable pursuant to Section 5.01(c)(1) hereof) shall be deposited in the Distribution Account and distributed by the Paying Agent pursuant to Section 5.01(c)(3) of this Agreement on the Put Date; and any amounts received with respect to the Loans and Foreclosure Properties subsequent to the Put Date shall belong to the Issuer.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

Section 11.01 Acts of Securityholders.

          Except as otherwise specifically provided herein and except with respect to Section 11.02(b), whenever action, consent or approval of the Securityholders is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Securityholders if the Majority Noteholders agree to take such action or give such consent or approval.

Section 11.02 Amendment.

          (a) This Agreement may be amended from time to time by the Depositor, the Servicer, the Loan Originator, the Indenture Trustee and the Issuer by written agreement with notice thereof to the Securityholders, without the consent of any of the Securityholders, to cure any error or ambiguity, to correct or supplement any provisions hereof which may be defective or inconsistent with any other provisions hereof or to add any other provisions with respect to matters or questions arising under this Agreement; provided, however, that such action will not adversely affect in any material respect the interests of the Securityholders, as evidenced by an Opinion of Counsel to such effect provided at the expense of the party requesting such Amendment.

          (b) This Agreement may also be amended from time to time by the Depositor, the Servicer, the Loan Originator, the Indenture Trustee and the Issuer by written agreement, with the prior written consent of the Majority Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collections of payments on Loans or distributions which are required to be made on any Security, without the consent of the holders of 100% of the Securities,
(ii) adversely affect in any material respect the interests of any of the holders of the Securities in any manner other than as described in clause (i), without the consent of the holders of 100% of the Securities, or (iii) reduce the percentage of the Securities, the consent of which is required for any such amendment, without the consent of the holders of 100% of the Securities.

          (c) It shall not be necessary for the consent of Securityholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

          Prior to the execution of any amendment to this Agreement, the Issuer and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Issuer and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Issuer's own rights, duties or immunities of the Issuer or the Indenture Trustee, as the case may be, under this Agreement.

Section 11.03 Recordation of Agreement.

          To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Property is situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Securityholders' expense on direction of the Majority Noteholders but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Securityholders or is necessary for the administration or servicing of the Loans.

Section 11.04 Duration of Agreement.

          This Agreement shall continue in existence and effect until terminated as herein provided.


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

Section 11.05 Governing Law.

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

Section 11.06 Notices.

          All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered personally, mailed by overnight mail, certified mail or registered mail, postage prepaid, or (ii) transmitted by telecopy, upon telephone confirmation of receipt thereof, as follows: (I) in the case of the Depositor, to Option One Loan Warehouse Corporation, 3 Ada, Irvine, California 92618, or such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Depositor; (II) in the case of the Trust, to Option One Owner Trust 2005-8, c/o Wilmington Trust Company, One Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, telecopy number: (302) 636-4144, telephone number: (302) 636-1000, or such other address or telecopy or telephone numbers as may hereafter be furnished to the Noteholders and the other parties hereto in writing by the Trust; (III) in the case of the Loan Originator, to Option One Mortgage Corporation, 3 Ada, Irvine, California 92618,
Attention: William O'Neill, telecopy number: (949) 790-7540, telephone number:
(949) 790-7504 or such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Loan Originator; (IV) in the case of the Servicer, to Option One Mortgage Corporation 3 Ada, Irvine, California 92618, Attention: William O'Neill, telecopy number: (949) 790-7540, telephone number: (949) 790-7504 or such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Servicer; and (V) in the case of the Indenture Trustee, at P.O. Box 98, Columbia, Maryland 21046, Attention: Option One Owner Trust 2005-8, with a copy to it at the Corporate Trust Office, as defined in the Indenture, any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice or telephone confirmation thereof by such party, except; provided, that notices to the Securityholders shall be effective upon mailing or personal delivery.

Section 11.07 Severability of Provisions.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

Section 11.08 No Partnership.

          Nothing herein contained shall be deemed or construed to create any partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor.

Section 11.09 Counterparts.

          This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.

Section 11.10 Successors and Assigns.

          This Agreement shall inure to the benefit of and be binding upon the Servicer, the Loan Originator, the Depositor, the Indenture Trustee, the Issuer and the Securityholders and their respective successors and permitted assigns.

Section 11.11 Headings.

          The headings of the various Sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

Section 11.12 Actions of Securityholders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Depositor, the Servicer, the Loan Originator or the Issuer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Depositor, the Servicer, the Loan Originator and the Issuer if made in the manner provided in this Section 11.12.

          (b) The fact and date of the execution by any Securityholder of any such instrument or writing may be proved in any reasonable manner which the Depositor, the Servicer, the Loan Originator or the Issuer may deem sufficient.

          (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Securityholder shall bind every holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Depositor, the Servicer, the Loan Originator or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

          (d) The Depositor, the Servicer, the Loan Originator or the Issuer may require additional proof of any matter referred to in this Section 11.12 as it shall deem necessary.

Section 11.13 Non-Petition Agreement.

          Notwithstanding any prior termination of any Basic Document, the Loan Originator, the Servicer, the Depositor and the Indenture Trustee each severally and not jointly covenants that it shall not, prior to the date which is one year and one day after the payment in full of the all of the Notes, acquiesce, petition or otherwise, directly or indirectly, invoke or cause the Trust or the Depositor to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Issuer or Depositor under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or Depositor or any substantial part of their respective property or ordering the winding up or liquidation of the affairs of the Issuer or the Depositor.

Section 11.14 Holders of the Securities.

          (a) Any sums to be distributed or otherwise paid hereunder or under this Agreement to the holders of the Securities shall be paid to such holders pro rata based on their Percentage Interests;

          (b) Where any act or event hereunder is expressed to be subject to the consent or approval of the holders of the Securities, such consent or approval shall be capable of being given by the holder or holders evidencing in the aggregate not less than 51% of the Percentage Interests.

Section 11.15 Due Diligence Fees, Due Diligence.

          The Loan Originator acknowledges that the Majority Noteholders have the right to perform continuing due diligence reviews with respect to the Loans, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and the Loan Originator agrees that upon reasonable prior notice (with no notice being required upon the occurrence of an Event of Default) to the Loan Originator, the Majority Noteholders, the Indenture Trustee and Custodian or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Loan Files and any and all documents, records, agreements, instruments or information relating to such Loans in the possession or under the control of the Servicer and the Indenture Trustee. The Loan Originator also shall make available to the Majority Noteholders a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Loan Files and the Loans and the financial condition of the Loan Originator. Without limiting the generality of the foregoing, the Loan Originator acknowledges that the Majority Noteholders may purchase Notes based solely upon the information provided by the Loan Originator to the Majority Noteholders in the Loan Schedule and the representations, warranties and covenants contained herein, and that the Majority Noteholders, at their option, have the right at any time to conduct a partial or complete due diligence review on some or all of the Loans securing such purchase, including without limitation ordering new credit reports and new appraisals on the related Mortgaged Properties and otherwise re-generating the information used to originate such Loan. The Majority Noteholders may underwrite such Loans or engage a mutually agreed upon third party underwriter to perform such underwriting. The Loan Originator agrees to cooperate with the

Majority Noteholders and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Majority Noteholders and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Loans in the possession, or under the control, of the Servicer. The Loan Originator further agrees that the Loan Originator shall reimburse the Majority Noteholders for any and all reasonable out-of-pocket costs and expenses incurred by the Majority Noteholders in connection with the Majority Noteholders's activities pursuant to this
Section 11.15 hereof, not to exceed $15,000 per calendar quarter (the "Due Diligence Fees"). In addition to the obligations set forth in Section 11.17 of this Agreement, the Majority Noteholders agree (on behalf of themselves and their Affiliates, directors, officers, employees and representatives) to use reasonable precaution to keep confidential, in accordance with its customary procedures for handling confidential information and in accordance with safe and sound practices, and not to disclose to any third party, any non-public information supplied to it or otherwise obtained by it hereunder with respect to the Loan Originator or any of its Affiliates (including, but not limited to, the Loan File); provided, however, that nothing herein shall prohibit the disclosure of any such information to the extent required by statute, rule, regulation or judicial process; provided, further that, unless specifically prohibited by applicable law or court order, the Majority Noteholders shall, prior to disclosure thereof, notify the Loan Originator of any request for disclosure of any such non-public information. The Majority Noteholders further agree not to use any such non-public information for any purpose unrelated to this Agreement and that the Majority Noteholders shall not disclose such non-public information to any third party underwriter in connection with a potential Disposition without obtaining a written agreement from such third party underwriter to comply with the confidentiality provisions of this Section 11.15. Without limiting the foregoing, non-public information shall not include information which (i) is or becomes generally available to the public other than as a result of a disclosure; (ii) was available to the Majority Noteholders on a non-confidential basis prior to its disclosure to such Majority Noteholders by the Servicer or the Loan Originator; (iii) is required to be disclosed by a governmental authority or related governmental agencies or as otherwise required by law; or (iv) becomes available to the Majority Noteholders on a nonconfidential basis from a Person other than the Servicer or the Loan Originator who, to the best knowledge of such Majority Noteholders, is not otherwise bound by a confidentiality agreement with the Servicer or the Loan Originator and is not otherwise prohibited from transmitting the information to such Majority Noteholders.

Section 11.16 No Reliance.

          Each of the Loan Originator, the Depositor, the Servicer and the Issuer hereby acknowledges that it has not relied on the Noteholder Agent, the Noteholders or any of their officers, directors, employees, agents and "control persons" as such term is used under the Act and under the Securities Exchange Act of 1934, as amended, for any tax, accounting, legal or other professional advice in connection with the transactions contemplated by the Basic Documents, that each of the Loan Originator, the Depositor, the Servicer and the Issuer has retained and been advised by such tax, accounting, legal and other professionals as it has deemed necessary in connection with the transactions contemplated by the Basic Documents and that neither the Noteholder Agent nor the Noteholders makes any representation or warranty, and shall have no liability with respect to, the tax, accounting or legal treatment or implications relating to the transactions contemplated by the Basic Documents.

Section 11.17 Confidential Information.

          In addition to the confidentiality requirements set forth in Section
11.15 of the Agreement, each Noteholder, as well as the Indenture Trustee and the Disposition Agent (each of said parties singularly referred to herein as a "Receiving Party" and collectively referred to herein as the "Receiving Parties"), agrees to hold and treat all Confidential Information (as defined below) in confidence and in accordance with this Section. Such Confidential Information will not, without the prior written consent of the Servicer and the Loan Originator, be disclosed or used by such Receiving Parties or their subsidiaries, Affiliates, directors, officers, members, employees, agents or controlling persons (collectively, the "Information Recipients") other than for the purpose of making a decision to purchase or sell Notes or taking any other permitted action under this Agreement or any other Basic Document. Each Receiving Party agrees to disclose Confidential Information only to its Information Recipients who need to know it for the purpose of making a decision to purchase or sell Notes or the taking of any other permitted action under this Agreement or any other Basic Document (including in connection with the servicing of the Loans and in connection with any servicing transfers) and who are informed by such Receiving Party of its confidential nature and who agree to be bound by the terms of this Section 11.17. Disclosure that is not in violation of the Right to Financial Privacy Act, the Gramm-Leach-Bliley Act or other applicable law by such Receiving Party of any Confidential Information at the request of its outside auditors or governmental regulatory authorities in connection with an examination of a Receiving Party by any such authority shall not constitute a breach of its obligations under this Section 11.17 and shall not require the prior consent of the Servicer and the Loan Originator.

          Each Receiving Party shall be responsible for any breach of this
Section 11.17 by its Information Recipients. The Noteholders may use Confidential Information for internal due diligence purposes in connection with their analysis of the transactions contemplated by the Basic Documents. The Disposition Agent may disclose Confidential Information to the Disposition Participants as required to effect Dispositions. This Section 11.17 shall terminate upon the occurrence of an Event of Default; provided, however, that such termination shall not relieve the Receiving Parties or their respective Information Recipients from the obligation to comply with the Gramm-Leach-Bliley Act or other applicable law with respect to their use or disclosure of Confidential Information following the occurrence of an Event of Default.

          As used herein, "Confidential Information" means non-public personal information (as defined in the Gramm-Leach-Bliley Act and its enabling regulations issued by the Federal Trade Commission) regarding Borrowers. Confidential Information shall not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by a Receiving Party or any Information Recipients; (ii) was available to a Receiving Party on a non-confidential basis prior to its disclosure to such Receiving Party by the Servicer or the Loan Originator; (iii) is required to be disclosed by a governmental authority or related governmental agencies or as otherwise required by law; or (iv) becomes available to a Receiving Party on a non-confidential basis from a Person other than the Servicer or the Loan Originator who, to the best knowledge of such Receiving Party, is not otherwise bound by a confidentiality agreement with the Servicer or the Loan Originator and is not otherwise prohibited from transmitting the information to such Receiving Party. Without limiting the generality of the foregoing, the parties acknowledge and agree that this Agreement and other Basic Documents will be filed with the Securities and Exchange Commission as exhibits to filings of the Loan Originator's parent corporation under the Securities Exchange Act of 1934.

Section 11.18 Conflicts.

          Notwithstanding anything contained in the Basic Documents to the contrary, in the event of the conflict between the terms of this Agreement and any other Basic Document, the terms of this Agreement shall control.

Section 11.19 Limitation on Liability.

          It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Option One Owner Trust 2005-8, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

Section 11.20 Third Party Beneficiary.

          The Noteholders and Noteholder Agent shall be third-party beneficiaries to the provisions of this Agreement, and shall be entitled to rely upon and directly enforce such provisions of this Agreement as if parties hereto.

Section 11.21 No Agency.

          Nothing contained herein or in the Basic Documents shall be construed to create an agency or fiduciary relationship between the Noteholder Agent, any Noteholder or the Majority Noteholders or any of their Affiliates and the Issuer, the Depositor, the Loan Originator or the Servicer. None of the Noteholder Agent, any Noteholder, the Majority Noteholders or any of their Affiliates shall be liable for any acts or actions affected in connection with a disposition of Loans, including without limitation, any Securitization pursuant to Section 3.06 hereof, any Loan Originator Put or Servicer Call pursuant to
Section 3.08 hereof nor any Whole Loan Sale pursuant to Section 3.10 hereof.

                            (SIGNATURE PAGE FOLLOWS)

          IN WITNESS WHEREOF, the Issuer, the Depositor, the Servicer, the Indenture Trustee and the Loan Originator have caused their names to be signed by their respective officers thereunto duly authorized, as of the day and year first above written, to this SALE AND SERVICING AGREEMENT.

                                        OPTION ONE OWNER TRUST 2005-8,

                                        By: Wilmington Trust Company, not in its
                                            individual capacity but solely as
                                            Owner Trustee


                                        By: /s/ Mary Kay Pupillo
                                            ------------------------------------
                                        Name: Mary Kay Pupillo
                                        Title: Assistant Vice President


                                        OPTION ONE LOAN WAREHOUSE CORPORATION,
                                        as Depositor


                                        By: /s/ CR Fulton
                                            ------------------------------------
                                        Name: Charles R. Fulton
                                        Title: Assistant Secretary


                                        OPTION ONE MORTGAGE CORPORATION,
                                        as Loan Originator and Servicer


                                        By: /s/ CR Fulton
                                            ------------------------------------
                                        Name: Charles R. Fulton
                                        Title: Assistant Secretary


                                        WELLS FARGO BANK, N.A.,
                                        as Indenture Trustee


                                        By: /s/ Reid Denny
                                            ------------------------------------
                                        Name: Reid Denny
                                        Title: Vice President